UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)
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Notice of Annual Meeting of Shareholders
To be Held Wednesday, June 5, 2024 at 10 a.m. Central Time

Fellow Shareholders,
The 2024 Annual Meeting of Shareholders (the “Meeting”) of Flotek Industries, Inc. (“Flotek,” “we,” “our,” “us,” or the “Company”) will be held at 10:00 a.m., Central Time, on Wednesday, June 5, 2024 at the Company’s headquarters, located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. At the Meeting, shareholders will be asked to consider and vote on the following matters:
1.The election of seven directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s named executive officers;
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2024;
4.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan; and
5.Any other business which may be properly brought before the Meeting.
These items are more fully described in the following pages, which are made part of this notice. Shareholders of record at the close of business on April 8, 2024 are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuation thereof.
We are furnishing proxy materials to our shareholders over the Internet. On or about April 24, 2024, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on how to access proxy materials and our 2023 Annual Report on Form 10-K (the “2023 Annual Report”), how to vote, and how to obtain a paper copy of the proxy materials. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. A list of shareholders of record will be available during the Meeting for inspection by shareholders for any legally valid purpose relating to the Meeting.
Your vote is very important. We urge you to review the proxy materials and vote as soon as possible. Even if you plan to attend the Meeting, please vote by mail or through the telephone or Internet voting systems. Specific directions for submitting your vote by mail or through the telephone or Internet are included in the accompanying Proxy Statement. Even if you have submitted your proxy, you may still vote in person if you attend the Meeting. This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2023 Annual Report are available free of charge at the “Investor Relations” section of our website at https://www.flotekind.com/investor-relations.
On behalf of the Board and the executive team of the Company, I thank you for your support and participation.
    By Order of the Board of Directors,

    Amy E. Blakeway
Senior Vice President, General Counsel and Corporate Secretary
    April 23, 2024

Proxy Statement Summary
PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first released to shareholders and made available on the Internet on or about April 24, 2024.
Annual Meeting of Shareholders
When:        June 5, 2024 at 10:00 a.m., Central Time
Where:    The Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086
Who:        Shareholders of record at the close of business on April 8, 2024 will be eligible to vote
What:         We are asking shareholders to vote on the following four items:

Item up for Vote	Board’s Voting Recommendation	Page Reference
Election of director candidates, to serve until the next annual meeting of shareholders (Item 1)	FOR EACH CANDIDATE	19
An advisory vote to approve the compensation of the Company’s named executive officers (Item 2)	FOR	29
Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2024 (Item 3)	FOR	47
Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (Item 4)	FOR	50

Proxy Statement Summary
Board and Board Committees
There are currently seven positions on our Board. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The standing committees for our Board are the Audit Committee (the “Audit Committee”), the Compensation Committee (the "Compensation Committee"), the Corporate Governance & Nominating Committee (the “Governance Committee”) and the Risk & Sustainability Committee (the “Risk Committee”), designated by A, C, G and R in the table below, respectively. Mr. Agadi serves as our Non-Executive Chairman of the Board.
The following table provides summary information about our nominees for election to the Board as of April 18, 2024.

Name and Principal Occupation	Age	Independent	Director Since	Committee Membership
				A	C	G	R
Harsha V. Agadi(1)	61		2020
Chief Executive Officer of GHS Holdings, LLC
Dr. Ryan G. Ezell	45		2023
Chief Executive Officer of Flotek Industries, Inc.
Evan R. Farber	52		2022	●		«	●
General Counsel, The Cranemere Group
Michael Fucci	66		2020		«		«
Director, Acadia Healthcare Company, Inc.
Lisa Mayr	56		2021	«	●	●
CFO, Marigold Inc.
David Nierenberg	70		2018	●	●	●	●
President, Nierenberg Investment Management Company, Inc.
Matthew D. Wilks	41		2022
Executive Chairman and President, ProFrac Holding Corp.
1 Non-Executive Chairman of the Board    « Chair of Committee    ● Member of Committee
For additional information on our directors and their qualifications, please see the section entitled “Item 1: Election of Directors—Director Nominees.”

Proxy Statement Summary
Board Overview

Independence	Tenure

71% of our directors are independent	86% of our directors have a tenure of less than 5 years, with an average tenure of 3.4 years

Director Skills and Experience

Corporate Governance/Legal
6
Industry Experience
5
ESG
4
Finance/Accounting
6
M&A Strategy/Execution
5
Human Capital
3
Public Board Experience
6
Public C-Suite Experience
5
Technology & Innovation
5
Philanthropy Leadership
4
Gender/Ethnic Diversity
2
International Experience
4

Proxy Statement Summary
Cautionary Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, many of which, by their nature, are inherently uncertain and outside the Company’s control. Such statements include estimates, projections, and statements related to the Company’s business plans, objectives, expected operating results, and assumptions upon which those statements are based. The forward-looking statements contained in this Proxy Statement are based on information available as of the date of this Proxy Statement. The forward-looking statements relate to future industry trends and economic conditions, forecast performance or results of current and future initiatives and the outcome of contingencies and other uncertainties that may have a significant impact on the Company’s business, financial condition, future operating results and liquidity. These forward-looking statements generally are identified by words including but not limited to, “anticipate,” “believe,” “estimate,” “commit,” “budget,” “aim,” “potential,” “schedule,” “continue,” “intend,” “expect,” “plan,” “forecast,” “project” and similar expressions, or future-tense or conditional constructions such as “will,” “may,” “should,” “could” and “would,” or the negative thereof or other variations thereon or comparable terminology. The Company cautions that these statements are merely predictions and are not to be considered guarantees of future performance. Forward-looking statements are based upon current expectations and assumptions that are subject to risks and uncertainties that can cause actual results to differ materially from those projected, anticipated or implied. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A — “Risk Factors” of our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2024 (the “2023 Annual Report”) and in our quarterly reports on Form 10-Q and current reports on Form 8-K, if any. The Company has no obligation, and we disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.
Note About our Website
None of the statements or information on websites referenced or discussed in this Proxy Statement are deemed to be part of, or incorporated by reference into, this Proxy Statement.

General Information About the Annual Meeting
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Solicitation of Proxies
We are providing this Proxy Statement in connection with the solicitation of proxies by our Board for use at the Meeting.
Date, Place and Time of Meeting
The Meeting will be held on Wednesday, June 5, 2024 at 10:00 a.m., Central Time, at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, or at such other time and place to which the Meeting may be postponed or adjourned. References in this Proxy Statement to the “Meeting” also refer to any adjournments, postponements, or changes in location of the Meeting, to the extent applicable.
Record Date
The “Record Date” for the Meeting is April 8, 2024. Shareholders of record at the close of business on April 8, 2024 will be entitled to vote at the Meeting. At of the close of business on April 8, 2024, we had 29,661,130 shares of common stock outstanding. Each share of common stock is entitled to one vote on each item. Shareholders may not cumulate votes.
Attending the Meeting
The Meeting will be held at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. Please allow ample time for check-in by arriving at the Meeting fifteen minutes early. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.
Delivery of Proxy Materials – Notice-And-Access
In accordance with the SEC rules on “Notice and Access,” we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain shareholders on or about April 24, 2024. The Notice describes the matters to be considered at the Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Items of Business
There are four items scheduled to be voted on at the Meeting:
1.The election of seven directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s named executive officers (the “Say-On-Pay Proposal”);
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2024 (the “Auditor Proposal”); and
4.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “LTIP Amendment Proposal”).

General Information About the Annual Meeting
Quorum
A quorum is required to conduct business at the Meeting. The holders of a majority of the Company’s issued and outstanding shares that are entitled to vote at the Meeting are required to be present, or represented by proxy, in order to constitute a quorum at the Meeting. Proxies received but marked as abstentions or broker non-votes will be counted towards the quorum requirement.
If less than a quorum is represented at the Meeting, the chairperson of the Meeting or a majority of the shares so represented may adjourn the Meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized during the Meeting in favor of such an adjournment.
Voting Counting
Votes will be counted by one or more inspectors appointed by the chairperson of the Meeting (the “Inspector of Elections). No candidate for the office of director may be appointed as the Inspector of Elections.
Voting Requirements
Item 1: Each of the seven director nominees will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected (an “Uncontested Election”). For the purpose of an Uncontested Election, a majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election. If the number of nominees for director at a meeting of shareholders exceeds the number of directors to be elected at such meeting, directors shall be elected by a plurality of the votes cast at such meeting. The Inspector of Elections will separately count the number of “for” votes and “against” votes received by each Nominee. Cumulative voting for the election of directors is not permitted.
Item 2: The Say-On-Pay Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Say-On-Pay Proposal.
Item 3: The Auditor Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. However, as the Auditor Proposal is considered a “routine” matter under the applicable rules (as further discussed below), your broker, if any, has discretionary voting authority to vote your shares, even if such broker does not receive voting instructions from you. Thus, broker non-votes are not expected on the Auditor Proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Auditor Proposal.
Item 4: The LTIP Amendment Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the LTIP Amendment Proposal.

General Information About the Annual Meeting
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of shares of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Items 1, 2 and 4 are considered “non-routine matters” and Item 3 is considered a “routine matter.”
The vote for Item 2, the Say-On-Pay Proposal, is non-binding, but the Board will consider the results of the vote in making future decisions.
Voting Procedures
Holders of our common stock may hold shares either beneficially through a broker or bank, or directly in their own name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote directly at the Meeting in person, by proxy, by Internet at www.proxyvote.com, by telephone or by mail by following the instructions provided on the proxy card or on the Internet site. If, on the Record Date, your shares were held in an account at a bank, brokerage firm, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker or other agent.
Proxy Solicitation Costs
The expenses of soliciting proxies to be voted at the Meeting will be paid by us. We or our directors, executive officers, employees, or agents may also solicit proxies in person, by telephone, or by electronic communication, but we will not pay a fee to any of our directors, officers or employees as compensation for soliciting proxies.
Following the original mailing of the Notice, we will request that banks, brokers, custodians, nominees, and other record holders of our common stock forward copies of the soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers, custodians, nominees, and other record holders for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. Shareholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet service providers, which must be borne by the shareholder.
Revoking your Proxy
If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting in person at the Meeting, electronically, by mail or by telephone so long as it is received prior to the Meeting. If you hold your shares beneficially, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy. Attending the Meeting alone will not revoke your proxy.

General Information About the Annual Meeting
Voting Results
We will announce preliminary voting results during the Meeting and report the final voting results within four business days of the Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at https://www.flotekind.com/stock-information/#sec or at the SEC’s website at www.sec.gov.

Corporate Governance
CORPORATE GOVERNANCE

We are committed to conducting our business in accordance with the highest level of ethical and corporate governance practices. We have adopted a number of corporate governance policies and practices designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. From time-to-time, we review our governance practices and take actions to address changes related to regulatory requirements and best practices. The following are certain of the important corporate governance policies and practices we have adopted.
Committee Charters
We have adopted a charter for each of the four standing committees of the Board. Each committee charter outlines the authority and responsibilities delegated by the Board to the respective committee; enumerates membership requirements for the committee, including any applicable New York Stock Exchange (“NYSE”) or SEC membership requirements; and sets forth a framework for committee meetings. Summaries of each of the committee charters are set forth below under the heading “—Board Committees.” Copies of each of our committee charters are available on our website under the “Investor Relations” section of our website at https://www.flotekind.com/board-of-directors/.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) in compliance with the corporate governance standards of the NYSE. The Corporate Governance Guidelines promote the healthy function of our Board and its committees and set forth a common set of expectations on Board performance. A copy of the Corporate Governance Guidelines is available on our website under the “Governance” section of our website at https://www.flotekind.com/corporate-governance/.
Code of Business Conduct and Ethics
We are committed to conducting our business legally and ethically and have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that governs the behavior of our directors, officers and employees and sets forth standards for conflict of interest, compliance with laws, methods for reporting, and other corporate activities. A copy of the Code of Conduct is available on our website under the “Governance” section of our website at https://www.flotekind.com/corporate-governance/. Shareholders may also request a printed copy of the Code of Conduct, free of charge, upon the written request of such person addressed by mail to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attention: Corporate Secretary or by email to ir@flotekind.com. We will promptly disclose any waivers of the Code of Conduct as required by applicable U.S. federal securities laws and the corporate governance standards of the NYSE. We will promptly disclose any amendments to the Code of Conduct (other than technical, administrative or non-substantive changes) on our website.
Insider Trading Policy; Anti-Hedging and Pledging
We have adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is intended to ensure compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Directors, officers and employees are prohibited by our Insider Trading Policy from hedging transactions related to our securities. This includes prohibitions on short-selling, options (other than those granted as compensation), puts or calls, swaps, collars, forwards, futures and other similar derivative transactions. Directors, officers and employees are also prohibited from pledging our securities or engaging in margin transactions related to our securities.

Corporate Governance
Stock Ownership Guidelines
Our directors and executive officers are subject to certain stock ownership guidelines. Directors are required to own stock equal to at least five times the current annual cash retainer. Executive officers are required to own stock equal to at least six times the annual base salary in the case of the Chief Executive Officer, and two times the annual base salary in the case of all other executive officers. Each director or executive officer has five years from the date he or she was appointed to achieve the appropriate stock ownership ratio. Directors or executive officers that do not meet the prescribed ratio must retain at least 25% of the net shares from the exercise of options or vesting of shares until they meet the applicable ratio. As of December 31, 2023, all our directors and executive officers were in compliance with the stock ownership guidelines or within the five-year grace period for achieving compliance.
Board Structure
Our business and affairs are managed under the direction of the Board. Our Board currently consists of seven directors with four standing committees to assist the Board in the discharge of its responsibilities: the Audit Committee, the Compensation Committee, the Governance Committee and the Risk Committee. The Board’s size and makeup is intended to facilitate meaningful discussion and allow for diverse perspectives. The balance of these perspectives on our Board is more important than any specific size target. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The Board has determined, as of the Record Date, that five of our seven directors are independent, as defined by the NYSE and SEC, see “—Director Independence” below.
In January 2023, the Board unanimously approved the separation of the roles of Chairman of the Board and Chief Executive Officer. In connection with that separation of roles, the Board determined that the Chairman of the Board role will only be filled by an independent, non-management director.
The duties of the Non-Executive Chairman of the Board include serving as a liaison between the non-management directors and the Chief Executive Officer. On January 19, 2023, Mr. Nierenberg was appointed as the Non-Executive Chairman of the Board and Mr. Agadi was appointed Interim Chief Executive Officer of the Company. On June 6, 2023, Mr. Agadi ceased to serve as Interim Chief Executive Officer of the Company and Dr. Ezell, the Company's then existing President, was appointed Chief Executive Officer and to the Board. On June 8, 2023, Mr. Agadi assumed the role of Non-Executive Chairman. Because the Chairman of the Board is an independent, non-management director, the Board is not required to designate a Lead Director.
The following table identifies current members of the Board, the standing committees of the Board on which they serve and the chair of each committee as of the date of this Proxy Statement. The Board appoints members to its various committees on an annual basis at a regularly scheduled meeting, typically following the annual meeting of stockholders. Additional information about each committee is set forth below under the heading “—Board Committees.”

Corporate Governance

Name	Independent	Committee Membership
		Audit Committee	Compensation Committee	Governance Committee	Risk Committee
Harsha V. Agadi	✓
Non-Executive Chairman of the Board
Dr. Ryan G. Ezell

Evan R. Farber	✓	●		«	●

Michael Fucci	✓		«		«

Lisa Mayr	✓	«	●	●

David Nierenberg	✓	●	●	●	●

Matthew D. Wilks
« Chair of Committee    ● Member of Committee
Director Nominations Process
The Board as a whole is responsible for selecting nominees for the Board. The Governance Committee is responsible for screening and recommending candidates. The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Governance Committee's criteria for Board service will be considered for re-nomination by the Board, but the Board is not obligated to do so. These criteria may include factors such as independence, age, integrity, skills, expertise, breadth of experience, knowledge about the Company's business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees. Our Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In selecting potential Board candidates, our Board considers diversity in its broadest sense, including, among other things, diversity of background, perspective, personal and professional experiences, race, gender, age and nationality, as well as the existing skill set of our Board and the needs of our Company.  As to new candidates, the Governance Committee generally polls the Board members and members of management for their recommendations and will review candidates properly proposed by stockholders in accordance with the guidelines described below. The Governance Committee may also review the composition and qualification of the boards of directors of the Company's competitors or other companies and may seek input from industry experts or analysts. The Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Governance Committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Governance Committee makes its recommendation to the Board. Recommendations received by stockholders in accordance with the guidelines described below will be reviewed and are subject to the same criteria as are candidates selected by the Governance Committee.
The Governance Committee may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify appropriate candidates.

Corporate Governance
Sections 14 and 15 of Article II of the Bylaws of the Company, entitled "Notice of Nominations for Election to the Board of Directors" and “Additional Requirements for Valid Nomination of Candidates to Serve as Director, and If Elected, to Be Seated as Directors,” respectively, set out a detailed procedure for stockholder proposed candidates and this procedure will be followed by the Company. See also “Other Matters—Important Dates for 2025 Annual Meeting” below.
ProFrac Holdings Directors
Pursuant to that certain Master Transaction Agreement, dated February 2, 2022, between the Company and ProFrac Holdings, LLC (“ProFrac Holdings”), ProFrac Holdings was granted the right to designate two designees to serve on the Board. Pursuant to this right, Mr. Wilks was nominated and elected to serve on the Board at the Company’s 2022 Annual Meeting of shareholders. Pursuant to that certain Securities Purchase Agreement, dated February 16, 2022 (the “SPA”), between the Company and ProFrac Holdings, ProFrac Holdings was granted the right to designate two additional designees to serve on the Board. Pursuant to this right, Mr. Farber was appointed to the Board on October 11, 2022. The SPA provides that at least three of the four directors that may be appointed by ProFrac Holdings (the “ProFrac Holdings Directors”) are required to be independent (as defined under applicable NYSE listing standards) and eligible and qualified to serve on the Audit Committee and the Compensation Committee (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards).
In addition, the SPA further provides that until such time as ProFrac Holdings and its affiliates hold less than 40% of the shares of common stock outstanding as of the closing date of the SPA, the Board will (i) replace any vacancy created by the departure of a ProFrac Holdings Director with a nominee of ProFrac Holdings and (ii) ensure that the chairperson of the Governance Committee is a ProFrac Holdings Director, subject to the rules and requirements of the NYSE. Any time that ProFrac Holdings and its affiliates hold (i) less than 40%, but at least 30%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) three directors, (ii) less than 30%, but at least 20%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) two directors, and (iii) less than 20%, but at least 10%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) one director. In the event that ProFrac Holdings and its affiliates hold less than 10% of the shares of common stock outstanding, ProFrac Holdings will not have the right to designate or replace due to vacancy any directors; provided, however, that if ProFrac Holdings holds less than 10%, but greater than 5%, of the shares of common stock outstanding, ProFrac Holdings may designate one individual to be an observer of the Board on usual and customary terms.
See “— Certain Relationships and Related Party Transactions” and the table and related footnotes presented in “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” for additional information.
Risk Management
The Board has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s operations, liquidity and associated risks. The Risk Committee is tasked with oversight of the general risk and sustainability programs of the Company. In addition, the Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation programs, the Audit Committee oversees the management of financial risks and SEC reporting, and the Governance Committee manages risks associated with director independence and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed through committee reports.

Corporate Governance
Board Committees
Our Board currently has four standing committees, each of which has specific responsibilities as described below. As noted above under “— Committee Charters,” each committee has a charter, which is available on our website under the “Investor Relations” section of our website at https://www.flotekind.com/board-of-directors/.

Audit Committee	Chair: Lisa Mayr
Members: Evan R. Farber, David Nierenberg
Meetings in 2023: 5
PRIMARY RESPONSIBILITIES
•Overseeing the Company’s financial reporting process and financial risk
•Discussing significant financial reporting issues and judgments with the Company’s management and independent auditors
•Appointing, overseeing, and determining payment for the Company’s independent registered public accounting firm
•Overseeing the Company’s internal audit function
•Preapproving all audit services and all permissible non-audit services provided by the Company’s independent registered public accounting firm
•Reviewing the Company’s financial statements included in its Form 10-K, Form 10-Q and other SEC filings
•Discussing earnings releases and guidance with Company management
•Overseeing the compliance program of the Company and the hotline for reporting concerns with the Company’s financial or other practices
INDEPENDENCE
•Board has determined that each member of the Audit Committee is an “independent director” as defined by the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
•Board has determined that each member of the Audit Committee is “financially literate” as required by the NYSE rules
•Board has determined that Ms. Mayr and Mr. Nierenberg each qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC

Corporate Governance

Corporate Governance & Nominating Committee	Chair: Evan R. Farber
Members: Lisa Mayr, David Nierenberg
Meetings in 2023: 7
PRIMARY RESPONSIBILITIES
•Reviewing the structure, skills and experience of the Board
•Recommending candidates to the Board to fill vacancies as they occur
•Recommending a slate of nominees for election to the Board at the annual meeting
•Identifying qualified individuals to serve as potential Board members, including candidates recommended by shareholders
•Engaging and approving the fees for third-party director search firms
•Reviewing the composition of committees and giving the Board recommendations on rotations of chairpersons
•Overseeing, reviewing and recommending the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics
•Reviewing potential conflicts of interest and related party transactions
•Reviewing executive succession plans
INDEPENDENCE
•Board has determined that each of the members of the Governance Committee is an “independent director” as defined by the NYSE rules

Compensation Committee	Chair: Michael Fucci
Members: Lisa Mayr, David Nierenberg
Meetings in 2023: 19
PRIMARY RESPONSIBILITIES
•Reviewing and approving goals of the Chief Executive Officer (the “CEO”) and other executive officers
•Determining, in conjunction with senior management, a compensation strategy for the CEO and other executive officers, including base salary
•Awarding equity-based awards to the CEO, other executive officers and other employees of the Company
•Making recommendations to the Board on Board compensation
•Overseeing benefit programs applicable to all employees of the Company
INDEPENDENCE
•Board has determined that each of the members of the Compensation Committee is an “independent director” for purposes of serving on the Compensation Committee under applicable NYSE rules

Corporate Governance

Risk & Sustainability Committee	Chair: Michael Fucci
Members: Evan R. Farber, David Nierenberg
Meetings in 2023: 2
PRIMARY RESPONSIBILITIES
•Identification and assessment of risk in the organization by the executive management team
•Oversight of strategic, financial, credit, market, liquidity, cyber security, property, IT, legal, regulatory, and other risks of the Company, in conjunction with other committees of the Board where applicable
•Oversight of the division of risk-related responsibilities between the Board, the standing committees of the Board, and management
•Approval of the Company’s risk management framework and reporting
•Approval of the Company’s sustainability plans
INDEPENDENCE
•Board has determined that each of the members of the Risk Committee is an “independent director” as defined by the NYSE rules

The charters adopted for the Audit Committee, Compensation Committee, Governance Committee and Risk Committee are available on our website under the “Investor Relations” section of our website at https://www.flotekind.com/board-of-directors/. These charters describe each committee’s resources, responsibilities and authority in greater detail.
Director Independence
The NYSE, SEC and our Corporate Governance Guidelines require that a majority of our directors, and that all of the members of our Audit Committee, Compensation Committee and Governance Committee, are independent, using the criteria established by the NYSE and the SEC. The Board makes a determination annually about the independence of each director. The Board has determined that all nominees other than Mr. Wilks and Dr. Ezell are independent using the criteria established by the NYSE and the SEC.
Executive Sessions
To facilitate candid discussion among the directors, our independent directors typically meet in executive session in conjunction with regular Board meetings or as otherwise determined to be necessary. Mr. Agadi, our non-executive Chairman of the Board, presides over these meetings.
Meetings and Director Attendance
During 2023, the Board met 17 times, the Audit Committee met 5 times, the Compensation Committee met 19 times, the Governance Committee met 7 times and the Risk Committee met 2 times. All directors attended at least 75% of the Board meetings and the meetings of committees of which they were a member. The Company does not have a formal policy requiring members of the Board to attend the annual meeting of shareholders. All of the members of the Board attended last year’s annual meeting.
Certain Relationships and Related Party Transactions
Flotek generally does not engage in transactions or relationships involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC unless approved through the proper procedures. Any such transaction requires the approval of the Governance Committee or a special committee composed of independent directors of the Board delegated with the

Corporate Governance
responsibility to assess such transaction. No director may participate in the review or voting of any transaction in which he or she is a related party.
On September 25, 2023, the Company completed a reverse stock split of its common stock at a ratio of 1-to-6 (the “Reverse Stock Split”) resulting in 184,438,695 issued and outstanding shares of common stock being converted into 30,739,820 shares of common stock. The Company issued one whole share of common stock to any shareholder that would have received a fractional share as a result of the Reverse Stock Split. Therefore, no fractional shares were issued in connection with the Reverse Stock Split and no cash or other consideration was paid in connection with any fractional shares that resulted from the Reverse Stock Split. All references to shares of common stock in this Proxy Statement are presented on a post-Reverse Stock Split basis.
On February 2, 2022, Flotek entered into a Private Investment in Public Equity transaction (the “PIPE Transaction”) with a consortium of investors to secure growth capital for the Company. Pursuant to the PIPE Transaction, Flotek issued $21.2 million in aggregate initial principal amount of 10% convertible PIK notes (the “Convertible Notes”) for net cash proceeds of approximately $20.1 million. The Convertible Notes accrued paid-in-kind interest at a rate of 10% per annum, had a maturity of one year, and were convertible into common stock or pre-funded warrants to purchase common stock, subject to certain conditions. ProFrac Holdings and certain funds associated with David Nierenberg, a member of the Board, participated in the PIPE transaction and were issued $10.0 million and $3.0 million, respectively, in aggregate initial principal amount of Convertible Notes in exchange for cash. The PIPE transaction and the participation by the funds related to Mr. Nierenberg were reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Nierenberg was not present and did not take part. Mr. Wilks was not on our Board and ProFrac Holdings and its affiliates were not the beneficial owner of more than 5% of our common stock at the time of this transaction.
On March 21, 2022, $3.0 million of the Convertible Notes held by funds related to Mr. Nierenberg were converted into 465,505 shares of common stock at a price of $6.5286 per share. Upon maturity on February 2, 2023, the Convertible Notes held by funds not related to Mr. Nierenberg were converted into 1,722,640 shares of common stock at a price of $5.223 per share.
Upon maturity on February 2, 2023, the Convertible Notes held by ProFrac Holdings were converted into 2,113,880 warrants with an exercise price of $0.0006 per share (“February 2023 Warrants”). On September 6, 2023, the February 2023 Warrants were exercised and the Company issued 2,113,880 shares of common stock.
On February 2, 2022, the Company entered into a long-term supply agreement (the “Initial ProFrac Agreement”) with ProFrac Services, LLC (“ProFrac Services”), an affiliate of ProFrac Holdings, in exchange for $10.0 million in aggregate principal amount of Contract Consideration Convertible Notes Payable, under the same terms as the Convertible Notes issued in the PIPE Transaction described above, including the paid-in-kind interest at a rate of 10% per annum and conversion features. Upon maturity on February 2, 2023, the Contract Consideration Convertible Notes Payable were converted into 2,113,881 warrants with an exercise price of $0.0006 per share. On September 6, 2023, the warrants were exercised and the Company issued 2,113,881 shares of common stock.
Under the Initial ProFrac Agreement, ProFrac Services is obligated to order chemicals from the Company at least equal to the greater of (a) the chemicals required for 33% of ProFrac Services’ hydraulic fracturing fleets and (b) a baseline measured by the first ten hydraulic fracturing fleets deployed by ProFrac Services during the term of the Initial ProFrac Agreement. If the minimum volumes are not achieved in any given year, ProFrac Services shall pay to the Company, as liquidated damages an amount equal to twenty-five percent (25%) of the difference between (i) the aggregate purchase price of the quantity of products comprising the minimum purchase obligation and (ii) the actual purchased volume during such calendar year (the “Contract Shortfall Fee”).

Corporate Governance
On May 17, 2022, the Company entered into an amendment to the Initial ProFrac Agreement (the “Amended ProFrac Agreement” and collectively the “ProFrac Agreement”) upon issuance of $50.0 million in aggregate principal amount of Convertible Notes to ProFrac Holdings. The Convertible Notes have the same terms as the Convertible Notes issued in the PIPE Transaction described above, including the paid-in-kind interest at a rate of 10% per annum and conversion features. Upon maturity in May 2023, the Convertible Notes Payable under the Amended ProFrac Agreement were converted into 10,582,821 shares of common stock at price of $5.223 per share.
The Amended ProFrac Agreement amended the Initial ProFrac Agreement to (a) increase ProFrac Services’ minimum purchase obligation for each year to the greater of 70% of ProFrac Services, LLC’s requirements and a baseline measured by ProFrac Services’ first 30 hydraulic fracturing fleets, and (b) increase the term to 10 years.
On February 2, 2023, the Company entered into a second amendment to the ProFrac Agreement (the “Amended ProFrac Agreement No. 2”) effective as of January 1, 2023. The ProFrac Agreement was amended to (1) provide a ramp-up period from January 1, 2023 to May 31, 2023 for ProFrac Services to increase the number of active hydraulic fracturing fleets to 30 fleets, (2) waive any Contract Shortfall Fee payment relating to any potential order shortfall prior to January 1, 2023, (3) add additional fees to certain products, and (4) provide margin increases based on margins with non-ProFrac Services customers. Entry into the Amended ProFrac Agreement No. 2 was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
The minimum purchase requirements were not met during the measurement period of June 1, 2023 through December 31, 2023 and as a result, related party revenues for the year ended December 31, 2023 and related party receivables as of December 31, 2023 include $20.1 million of Contract Shortfall Fees.
On June 21, 2022, ProFrac Holdings II, LLC (“ProFrac Holdings II”), an affiliate of ProFrac Holdings, paid $19.5 million for prefunded warrants of the Company (the “PreFunded Warrants”). The PreFunded Warrants permit ProFrac Holdings II to purchase 2,184,140 shares of common stock at an exercise price equal to $0.0006 per share. The issuance of the PreFunded Warrants to ProFrac Holdings II was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
ProFrac Holdings II and its affiliates may not receive any voting or consent rights in respect of the PreFunded Warrants or the underlying shares unless and until (i) the Company has obtained approval from a majority of its shareholders excluding ProFrac Holdings II and its affiliates and (ii) ProFrac Holdings II has paid an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the PreFunded Warrants immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II. The Company obtained approval from a majority of its shareholders excluding ProFrac Holdings II and its affiliates, with respect to the exercise of the PreFunded Warrants in connection with a special meeting of shareholders held on September 5, 2023. As of April 18, 2024, the PreFunded Warrants had not been exercised.
During the years ended December 31, 2023 and 2022, the Company’s revenues from ProFrac Services were $121.5 million and $80.4 million, respectively. For the years ended December 31, 2023 and 2022, these revenues were net of amortization of contract assets of $5.0 million and $3.4 million, respectively. Cost of sales attributable to these revenues were $99.3 million and $84.5 million, respectively, for the years ended December 31, 2023 and 2022. As of December 31, 2023 and 2022 our accounts receivable from ProFrac Services was $34.6 million and $22.7 million, respectively.
See “Corporate Governance — ProFrac Holdings Directors” and the table and related footnotes presented in ““Item 1: Election of Directors – Security Ownership of Certain Beneficial Owners, Executive

Corporate Governance
Officers and Directors” for additional information, including information on ProFrac Holdings or its affiliates ownership interest in our Company’s common stock.
Ted D. Brown was a director of the Company from November 2013 through April 2022 and is the President and CEO of Confluence Resources LP (“Confluence”), a private oil and gas exploration and production company. Confluence ceased being considered a related party on April 15, 2022 when Mr. Brown stepped down from our Board. The Company’s revenues and related cost of sales for product sales to Confluence were $1.4 million and $1.4 million, respectively, through April 15, 2022.

Item 1: Election of Directors
ITEM 1:     ELECTION OF DIRECTORS

Our Board is not divided into classes, so all director positions are up for election every year. The Board has nominated the following candidates for director:

Name	Board Member Since	Primary Occupation	Age
Harsha V. Agadi	2020	Chief Executive Officer, GHS Holdings, LLC	61
Dr. Ryan Ezell	2023	Chief Executive Officer, Flotek Industries, Inc.	45
Evan R. Farber	2022	General Counsel, The Cranemere Group	51
Michael Fucci	2020	Director, Acadia Healthcare Company, Inc.	65
Lisa Mayr	2021	Chief Financial Officer, Marigold Inc.	56
David Nierenberg	2018	President, Nierenberg Investment Management Company, Inc.	70
Matthew D. Wilks	2022	Executive Chairman and President, ProFrac Holding Corp.	41
In recommending this slate of candidates, the Board and the Governance Committee have taken into account the nominees’ experience, their expertise, their ethics and standards, and the diversity of views that this slate of candidates represents. A description of the candidates’ individual qualifications is below.
Each nominee has indicated approval of his or her nomination, and his or her willingness to serve if elected. If any nominee for election becomes unable to serve before the Meeting (which we do not expect), the persons named as proxies may vote for a substitute nominee or nominees, as may be designated by the Board prior to the Meeting.
Vote Required
Each of the seven director nominees in this Item 1 will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected. A majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1.

Item 1: Election of Directors
DIRECTOR NOMINEES
Each of the seven nominees for director is an incumbent that is up for reelection. Highlights of their respective backgrounds and service on the Board to date are described below:

Harsha V. Agadi	Age: 61
Director Since: July 2020

EXPERIENCE
•Chairman and CEO of GHS Holdings, L.L.C. (2000 to present)*
•Interim CEO of Flotek Industries, Inc. (January 2023 to June 2023)
•Board member (August 2010 to May 2021) and former President and CEO (August 2015 to May 2020) of Crawford & Company (NYSE: CRD-A)
•Board member (March 2022 to present) of myKaarma*
•Board member (May 2022 to present) of GLD Shop*
•Former Board member of Diversified Foodservice Supply, Inc. (2016 to December 2022)
•Former Chairman of Quiznos, LLC
•Former Chairman, The Krystal Company
•Former Chairman and CEO of Friendly’s Ice Cream, LLC
•Former President and CEO of Church’s Chicken

PHILANTHROPY & PUBLIC SERVICE
•Chairman and Managing Trustee, GHS Charitable Foundation, Inc.*
•Chairman and Managing Trustee SKSVMA Charitable Trust*
•Board Member Emeritus of Fuqua School of Business, Duke University*
•Member of the Board of Trustees of Babson College*
•Member of the Board of Governors at the International Tennis Hall of Fame (ITHF)*

EDUCATION
•Master of Business Administration, Fuqua School of Business at Duke University
•Bachelor of Commerce, University of Mumbai
BOARD ROLES
•Non-Executive Chairman of the Board (June 2023 to present)*
•Member and Chairman of the Compensation Committee (July 2020 to January 2023)
•Member of the Audit Committee and Audit Committee Financial Expert (June 2021 to January 2023)
•Member of the Risk and Sustainability Committee (June 2021 to June 2023)
•Independent Director (July 2020 to January 2023)

*Current Role
Mr. Agadi’s extensive experience serving on company boards, having served as a director of two public companies in addition to Flotek as well as several private companies, demonstrate his expertise in corporate governance. Furthermore, Mr. Agadi’s distinguished career as a five-time chief executive officer underscores his strong leadership capabilities. Mr. Agadi also possesses valuable international experience, having built several successful global brands throughout his highly accomplished career. We believe Mr. Agadi’s combination of expertise in corporate governance, executive leadership and international business make him a valuable member of our Board.

Item 1: Election of Directors

Dr. Ryan G. Ezell	Age: 45
Director Since: June 2023

EXPERIENCE
•Chief Executive Officer of Flotek Industries, Inc. (June 2023 to present)*
•Chief Operating Officer of Flotek Industries, Inc. (March 2022 to June 2023)
•Various increasing roles of responsibility at Flotek industries including, President of Chemistry Technologies, SVP, Operations, VP, Operations (August 2019 to March 2022)
•Various global leadership roles at Halliburton, most recently serving as Vice President of Baroid Drilling Fluids (May 2006 to July 2019)
•Published scientist
•Author on more than 26 patents
•Member of the American Association of Drilling Engineers, American Chemical Society, Society of Petroleum Engineers, National Association of Corporate Directors, Sustainability Accounting Standards Board, Vistage Advisory Board
PHILANTHROPY & PUBLIC SERVICE
•Neuhaus Education Center Advisory Board*
•Volunteer at Houston Food Bank, Habitat for Humanity, Star of Hope Mission, Fellowship of Montgomery
•Volunteer Coach i9 Sports, Montgomery Little League
EDUCATION •Ph.D. in Polymer Science, the University of Southern Mississippi •Bachelor of Science in Chemistry, Millsaps College BOARD ROLES •Member of the Board (June 2023 to present)*
*Current Role
With his background as a published scientist, extensive patent portfolio and over two decades of energy industry experience, Dr. Ezell brings a wealth of expertise and knowledge to the Board. His international experience further broadens his perspective and provides valuable insight for the Company’s international operations. Dr. Ezell’s strategic and operational understanding of the chemistry and data analytics fields provides our Board with a unique perspective on the opportunities and challenges we face. Dr. Ezell has also demonstrated exceptional leadership skills over the last year in helping return the Company to profitability. We believe Dr. Ezell’s unique knowledge of our Company, industry expertise and exceptional leadership skills make him a valuable asset to our Board.

Item 1: Election of Directors

Evan R. Farber	Age: 51
Director Since: October 2022

EXPERIENCE
•General Counsel of The Cranemere Group, an industrial holding company (March 2019 to present)*
•Acting General Counsel of NorthStar Anesthesia, an operating company of The Cranemere Group (July 2018 to March 2019)
•Chief Legal Officer (September 2015 to April 2018), General Counsel (October 2007 to September 2015) of The Advisory Board Company (NASDAQ: ABCO)
•Partner at Hogan & Hartson LLP (now Hogan Lovells US LLP)

PHILANTHROPY & PUBLIC SERVICE
•Emeritus Board of the Children’s Law Center*
•Board of Trustees of Concord Hill School

EDUCATION
•Juris Doctorate, The George Washington University Law School
•Bachelor of Arts from State University of New York at Binghamton
BOARD ROLES
•Independent Director (October 2022 to present)*
•Member and Chair of the Corporate Governance and Nominating Committee (October 2022 to present)*
•Member of the Audit Committee (June 2023 to present)*
•Member of the Risk and Sustainability Committee (June 2023 to present)*
•Member of the Compensation Committee (October 2022 to June 2023)

*Current Role
Mr. Farber has extensive senior executive experience, including at a public company. Mr. Farber brings valuable expertise to our Board relating to transformational change, corporate governance and risk management. We believe the combination of executive leadership and legal expertise makes Mr. Farber a valuable asset to our Board. Mr. Farber was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”

Michael Fucci	Age: 65
Director Since: November 2020

EXPERIENCE
•Executive Chairman (March 2015 to June 2019), Chairman Emeritus (June 2019 to October 2020) of Deloitte U.S. LLP
•Director, Acadia Healthcare Company, Inc. (October 2020 to present)(NASDAQ: ACHC)*
•Member of the Global Board of Deloitte
•Chief Operating Officer of Deloitte Consulting (2009 to 2015)

PHILANTHROPY & PUBLIC SERVICE
•Supporter of Montclair State University Business School*
•Involved in various community educational initiatives*

EDUCATION
•Bachelor of Science in Mathematics, Montclair State University
BOARD ROLES
•Member and Chairman of the Risk and Sustainability Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2021-present); Chairman (June 2023 to present)*
•Independent Director (November 2020 to present)*

*Current Role

Item 1: Election of Directors
Mr. Fucci's extensive experience spanning over four decades as a senior leader and practitioner at Deloitte U.S. LLP underscore his remarkable multinational leadership capabilities. Mr. Fucci’s unique perspective on human resource transformation, corporate talent strategies and risk mitigation adds a valuable dimension to our Board’s expertise. We believe that Mr. Fucci’s extensive operational and corporate governance experience both in the United States and globally provide a unique perspective to our Board.

Lisa Mayr	Age: 56
Director Since: June 2021

EXPERIENCE
•Chief Financial Officer, Marigold (September 2023 to present)*
•Chief Financial Officer, Internap Holding LLC (July 2020-August 2023)
•Chief Financial Officer, MicroStrategy Incorporated (November 2019 to April 2020)(NASDAQ: MSTR)
•Chief Financial Officer, EverFi (February 2018 to October 2019)
•Chief Financial Officer, Blackboard
•Board Observer and Member of the Audit Committee, WorldStrides
•Certified Public Accountant*

PHILANTHROPY & PUBLIC SERVICE
•Advisory Council Member, STEM for Her*
•Georgetown University MBA Advisory Counsel

EDUCATION
•MBA, Georgetown University
•Bachelor of Arts in International Studies and Economics, American University
BOARD ROLES
•Member of the Audit Committee (June 2021 to present); Chairman (June 2023 to present)*
•Member of the Corporate Governance and Nominating Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2023 to present)*
•Independent Director (June 2021 to present)*
•Audit Committee Financial Expert (June 2021 to present)*

*Current Role
Ms. Mayr brings valuable technological expertise to our Board with over two decades of experience in global technologies and software companies. Ms. Mayr, a certified public accountant, also has over 25 years of financial and accounting experience, having served in financial leadership roles at both public and private companies. We believe Ms. Mayr’s combined technological and financial knowledge enhance our Board’s ability to drive innovation and operational excellence in a financially prudent manner.

Item 1: Election of Directors

David Nierenberg	Age: 70
Director Since: June 2018

EXPERIENCE
•Founder and President, Nierenberg Investment Management Company (1996 to present)*
•Director of Riverview Bancorp (May 2016 to February 2021)(NASDAQ: RVSB)
•Director of Houston Wire and Cable Company (March 2020 to June 2021)(NASDAQ: HWCC)
•Director of Rosetta Stone (April 2015 to October 2020)(NYSE: RST)
•Partner, Bain & Company Inc.
•Chair Emeritus for the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia Law School*
•Chair of the Research Advisory Council of Glass, Lewis & Co.
•Member of the Washington State Investment Board*
•Retired member of the Massachusetts state bar

PHILANTHROPY & PUBLIC SERVICE
•Member of the board of The National WWII Museum*
•Member of the board of Peace Health Southwest Washington Medical Center Foundation*

EDUCATION
•Juris Doctorate, Yale Law School
•Bachelor of Arts in History, summa cum laude, Yale University
BOARD ROLES
•Chairman of the Board (May 2019 to December 2019 and January 2023 to June 2023)
•Member of the Audit Committee (May 2020 to present); Chairman (May 2020 to June 2023)*
•Member of the Corporate Governance and Nominating Committee (June 2018 to present)*
•Member of the Risk and Sustainability Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2023 to present)*
•Independent Director (June 2018 to present)*
•Audit Committee Financial Expert (May 2020 to present)*
•Board Chairperson, twice
•Lead Independent Director (2020 to 2023)

*Current Role
Mr. Nierenberg brings a deep understanding of governance and best practices from his extensive public and private board service coupled with his leadership role at The Ira Millstein Center for Global Markets and Corporate Ownership at Columbia Law School, a world leader in corporate governance. Moreover, as the founder and president of Nierenberg Investment Management Company, a member of the Washington State Investment Board, which invests almost $200 billion of public employee retirement funds, and a former partner in consulting firm Bain & Company, Mr. Nierenberg has a wealth of investment knowledge. Mr. Nierenberg has also gained valuable energy industry experience through investments in the industry over the last two decades. We believe Mr. Nierenberg’s depth of corporate governance knowledge combined with his investment expertise enhance our Board’s ability to make sound decisions crucial to sustainable value creation.

Item 1: Election of Directors

Matthew D. Wilks	Age: 41
Director Since: June 2022

Matt D. Wilks has served as the Executive Chairman of the Board of Directors for ProFrac Holding Corp. since August 2021. Mr. Wilks has been the President of ProFrac since October 2018 and previously served as the Chief Financial Officer from May 2017 to August 2021. Mr. Wilks also serves as Vice President of Investments for Wilks Brothers since January 2012. From 2010 to 2012, Mr. Wilks served as Vice President of Logistics for FTSI.
Additionally, Mr. Wilks served as a member of the Board of Directors of Approach Resources, Inc. (NASDAQ: “AREX"), an upstream oil and gas company focused on the exploration, development and production of unconventional oil and gas resources in the United States, from January 2017 to November 2019.

As the Executive Chairman of ProFrac Holdings Corp., a technology-focused, vertically integrated energy services company, Mr. Wilks has developed extensive industry knowledge and valuable executive experience. We believe Mr. Wilks energy industry background and executive leadership skills allow our Board to better navigate the complexities of the energy industry and enhance our strategic decision-making. Mr. Wilks was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”
The above biographical and other information for the seven director nominees is current as of April 18, 2024.
The Board is committed to ensuring that the composition of the Board reflects the appropriate level of diverse viewpoints, taking into account gender, race, ethnicity, experience and background.

Item 1: Election of Directors
DIRECTOR COMPENSATION
Board members receive an annual retainer of $52,000 and additional retainers for serving as a chair or member of a Board committee. Directors may elect to receive their annual retainer in stock of the Company in lieu of cash. The Audit Committee chair receives an annual retainer of $32,000 and Audit Committee members receive an annual retainer of $8,000. The Compensation Committee chair receives an annual retainer of $20,000 and Compensation Committee members receive an annual retainer of $8,000. The Governance Committee chair receives an annual retainer of $16,000 and Governance Committee members receive an annual retainer of $4,000. The Risk Committee chair receives an annual retainer of $16,000 and Risk Committee members receive an annual retainer of $4,000. The Non-Executive Chairman receives an annual retainer of $60,000. Directors do not receive fees for attending Board or committee meetings.
The members of the Board also receive an annual grant of restricted stock equal to a market value of $100,000. The restricted stock vests on the one-year anniversary of the grant date or on the date of the annual meeting of shareholders following the grant, whichever is earlier.
We do not expect to pay our directors who are also our officers, such as Dr. Ezell, any additional amounts for their service to us in their capacities as directors. Accordingly, Dr. Ezell did not receive any additional compensation for his service as a member of the Board. Dr. Ezell’s compensation is reported below in “Item II. Advisory Vote on Executive Compensation – Summary Compensation Table.”
Mr. Wilks did not receive any compensation for his service as a member of the Board in 2023.
Beginning in 2021, directors were permitted to receive the cash portion of their compensation in common stock of the Company. For 2023, Mr. Nierenberg elected to receive the cash portion of his compensation in common stock of the Company.
The following table presents the total compensation for each person who served as a non-employee member of the Board during 2023 (other than Mr. Agadi who served as our Interim Chief Executive Officer from January 2023 through June 2023). Beginning in June 2023, in connection with his transition once more to a non-employee director role, Mr. Agadi received compensation for his service on our Board. Total compensation for Mr. Agadi for his service during 2023 (including Mr. Agadi’s compensation as a non-employee director beginning in June 2023) is presented in “Item II. Advisory Vote on Executive Compensation – Summary Compensation Table.”

Name	Fees earned or paid in cash(1)	Stock awards(2)(3)	Non-equity incentive plan compensation	All other compensation	Total
Evan R. Farber	$79,000	$100,000	$—	$—	$179,000
Michael Fucci	$83,000	$100,000	$—	$—	$183,000
Lisa Mayr	$99,000	$100,000	$—	$—	$199,000
David Nierenberg	$3,000	$176,000	$—	$—	$179,000
Matthew D. Wilks	$—	$—	$—	$—	$—
(1)Includes annual cash retainer fee, committee chair and committee membership fees, as applicable.
(2)These amounts reflect the aggregate grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718), of awards pursuant to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan. Assumptions used in the calculation of these amounts are included in “Note 14 — Stock-Based Compensation and Other Benefit Plans” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2023 Form 10-K. Awards were not vested as of December 31, 2023, and vest on the one-year anniversary of the grant, or on the date of the annual meeting of shareholders following the grant, whichever is earlier. For 2023, Mr. Nierenberg elected to receive his cash compensation in common stock of the Company, which resulted in him receiving only one payment in cash and the reminder of his fees in common stock.
(3)As of December 31, 2023, Mr. Farber had 22,831 stock awards outstanding, Mr. Fucci had 22,831 stock awards outstanding, Mr. Wilks had no stock awards outstanding, Ms. Mayr had 22,831 stock awards outstanding, and Mr. Nierenberg had 42,380 stock awards outstanding.

Item 1: Election of Directors
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS
The following table provides the beneficial ownership of common stock as of April 18, 2024 for (i) each named executive officer set forth in the Summary Compensation Table below, (ii) each of the Company’s directors (including each nominee), (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person known by the Company to be a beneficial owner of more than 5% of our outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons or entities with the SEC as of the date of such filing. “Beneficial Ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act. Beneficial ownership includes those shares of common stock held by someone who has investment and/or voting authority over such shares or has the right to acquire such shares within 60 days.

Name	Shares Beneficially Owned(1)	Percent of Class(2)
Executive Officers and Directors
Harsha V. Agadi (3)	236,070	*
Dr. Ryan G. Ezell (4)	114,776	*
John W. Gibson, Jr. (5)	145,171	*
J. Bond Clement	58,560	*
Nathan Snoke (6)	11,721	*
Michael Fucci	54,576	*
Lisa Mayr	44,467	*
David Nierenberg (7)	1,317,566	4.44%
Evan R. Farber	32,328	*
Matthew D. Wilks (8)	—	*
All executive officers and directors as a group (9 persons)	1,866,408	6.29%
5% Beneficial Owners
ProFrac Holdings, LLC (8)	17,244,721	54.15%
* Less than 1%.
(1)Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.
(2)Based on 29,661,130 shares of common stock outstanding as of April 18, 2024. Total shares outstanding includes shares of restricted stock subject to forfeiture conditions.
(3)Mr. Agadi served as our Interim Chief Executive Officer from January 2023 through June 2023 and then transitioned back to his non-employee director role on our Board.
(4)Dr. Ezell was promoted to our Chief Executive Officer in June 2023, having previously served as our President and Chief Operating Officer. Shares beneficially owned include 24,306 vested options with an exercise price of $8.64/share.
(5)Mr. Gibson’s employment with the Company ended on January 19, 2023. Information presented is based upon Form 4 filed with the SEC on January 3, 2023 by Mr. Gibson, which disclosed direct ownership of 871,021 shares of common stock before adjustment for the Reverse Stock Split. The share amount presented in the table above has been adjusted for the Reverse Stock Split by dividing the total by six, however, this may understate holdings by a few shares given the fact that fractional shares were rounded up by account, rather than by holder.
(6)Mr. Snoke’s employment with the Company ended on March 29, 2024. Information presented is based upon information provided to the Company by Mr. Snoke prior to his departure.

Item 1: Election of Directors
(7)Information based upon the Schedule 13D/A filed with the SEC on December 19, 2023 by The D3 Family Fund, L.P. (the “Family Fund”), The D3 Family Bulldog Fund, L.P. (the “Bulldog Fund”), Haredale Ltd., Nierenberg Investment Management Company, Inc. and David Nierenberg. As of the close of business on December 18, 2023, the Family Fund individually beneficially owned 434,580 shares of common stock, the Bulldog Fund individually beneficially owned 765,150 shares of common stock, and Haredale Ltd. individually beneficially owned 47,907 shares of common stock. By virtue of its relationships with each of the Family Fund, the Bulldog Fund and Haredale Ltd., Nierenberg Investment Management Company, Inc. may be deemed to be the beneficial owner of the 1,247,637 shares of common stock, beneficially owned in the aggregate by the Family Fund, the Bulldog Fund and Haredale Ltd. By virtue of his relationship with Nierenberg Investment Management Company, Inc., Mr. Nierenberg may be deemed to be the beneficial owner of 1,317,566 shares of common stock, consisting of (i) 69,929 shares of common stock held directly and (ii) 1,247,637 shares of common stock beneficially owned by Nierenberg Investment Management Company, Inc. The Family Fund, Nierenberg Investment Management Company, Inc. and Mr. Nierenberg have shared power (i) to vote or direct the vote of, and (ii) to dispose or direct the disposition of, the shares held by the Family Fund. The Bulldog Fund, Nierenberg Investment Management Company, Inc. and Mr. Nierenberg have shared power (i) to vote or direct the vote of, and (ii) to dispose or direct the disposition of, the shares held by the Bulldog Fund. The Managed Account has sole power to vote or direct the vote of the shares held by the Managed Account, and the Managed Account, Nierenberg Investment Management Company, Inc.and Mr. Nierenberg have shared power to dispose or direct the disposition of, the shares held by the Managed Account. Mr. Nierenberg has sole power (i) to vote or direct the vote of, and (ii) to dispose or direct the disposition of, the shares held directly by him. Each of The Family Fund, The Bulldog Fund, Haredale Ltd., Nierenberg Investment Management Company, Inc. and Mr. Nierenberg has disclaimed ownership of these securities except to the extent of its pecuniary interest therein. The address of the foregoing is 19605 NE 8th St., Camas, Washington 98607.
(8)Information based upon the Schedule 13D/A filed with the SEC on July 14, 2023 by ProFrac Holding Corp., ProFrac Holdings and ProFrac Holdings II, which was prior to the Reverse Stock Split. The pre-Reverse Stock Split total of 103,468,322 shares of common stock consists of (i) 63,496,922 shares of common stock issued to ProFrac Holdings II on June 26, 2023, in payment of the Company’s obligations under the $50,000,000 original aggregate principal amount of 10% Convertible PIK Notes that matured on May 17, 2023, (ii) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the prefunded warrants issued to ProFrac Holdings II on June 21, 2022, (iii) 25,366,561 shares of common stock issued to ProFrac Holdings II on September 6, 2023 upon exercise of the prefunded warrants issued to ProFrac Holdings II on February 2, 2023 and (iv) 1,500,000 shares of common stock directly owned by ProFrac Holdings II. Each of ProFrac Holding Corp., ProFrac Holdings and ProFrac Holdings II may be deemed to beneficially own, and may be deemed to have shared power to direct the vote and shared power to dispose or to direct the disposition of, in the aggregate, the 103,468,322 shares of common stock. The address of the foregoing is 333 Shops Blvd., Suite 301, Willow Park, Texas 76087. The share amount presented in the table above has been adjusted for the Reverse Stock Split by dividing the total by six, however, this may understate holdings by a few shares given the fact that fractional shares were rounded up by account, rather than by holder. Percent of class is calculated based on 29,661,130 shares of common stock outstanding as of April 18, 2024 plus 2,184,140 shares (adjusted for the Reverse Stock Split) of common stock issuable upon the exercise of the prefunded warrants issued to ProFrac Holdings II on June 21, 2022.
Change of Control
As discussed under “Corporate Governance — ProFrac Holdings Directors,” “Corporate Governance – Certain Relationships and Related Party Transactions,” and footnote 8 to the table above, ProFrac Holdings and ProFrac Holdings II have the right to acquire additional shares of our common stock through the PreFunded Warrants. In addition, ProFrac Holdings has the right to designate up to four of the directors on the Company’s Board of Directors. As a result of these rights and the additional transactions outlined in the sections noted above, a change of control of the Company may have occurred. The number of shares of the Company’s common stock beneficially owned by ProFrac Holdings and its affiliates and their percentage ownership of the Company’s common stock is reflected in the table and associated footnotes above.

Item 2: Advisory Vote on Executive Compensation
ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We must provide this opportunity to our shareholders at least once every three years. The Board has determined to provide this opportunity on an annual basis.
Shareholders are urged to read “—Compensation Overview and Strategy” below, which discusses in detail how our compensation policies and procedures implement our compensation philosophy, and to refer to the related executive compensation tables. The compensation of our named executive officers is based on a philosophy that ties a substantial portion of an executive’s compensation to our attainment of financial and other performance measures that, our Board believes, promote the creation of long-term stockholder value and position our Company for long-term success. As described more fully in the “—Compensation Overview and Strategy,” the mix of fixed- and performance-based compensation, as well as the terms of cash bonuses and long-term equity incentive awards are designed to enable our Company to attract and maintain top talent while, at the same time, creating a close relationship between our Company’s performance and overall shareholder return and the named executive officers’ compensation. Our Compensation Committee and Board believe that the philosophy of the program, and hence the compensation awarded to named executive officers under the current program, fulfill these objectives.
The Board is asking our shareholders to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In view of the foregoing, our shareholders will vote on the following resolution at the Meeting: “RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2024 Annual Shareholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”
Vote Required
Approval of Item 2 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Item 2: Advisory Vote on Executive Compensation
Compensation Overview and Strategy
Executive Officer Transition
Since late 2022, we have executed numerous changes to our executive management team aimed at driving significant improvement in the Company’s operational and financial results. In December 2022, Mr. Clement was named as the Company’s Chief Financial Officer. Former Chairman, Chief Executive Officer and President Mr. Gibson departed the Company in January 2023. In January 2023, Mr. Agadi, one of our directors, was appointed interim Chief Executive Officer, and former Chief Operating Officer Dr. Ezell was promoted to President. In June 2023, Dr. Ezell was promoted to Chief Executive Officer (“CEO”) replacing Mr. Agadi who resumed his service as our Non-Executive Chairman. In August 2023, Nathan Snoke was promoted to Senior Vice President – Global Business Lines and departed the Company in March 2024.
Named Executive Officer Compensation
Our executive compensation program is designed to ensure we are successful in attracting and retaining executive talent, motivate and incentivize our executive officers to achieve individual and business performance goals, and align incentives of our executive officers with the interests of our shareholders.
Our Compensation Committee is responsible for establishing, implementing and monitoring our compensation program. Each year the Compensation Committee evaluates the design of executive compensation within the context of Company performance, strategic priorities and market expectations. Through this process, the Committee determines the appropriate mix of cash and non-cash compensation and short- and long-term incentive compensation for our executive officers in order to reward near-term performance and to encourage commitment to our long-range goals. The Compensation Committee may form and delegate authority to subcommittees as appropriate. Historically, the Compensation Committee has considered input from the CEO regarding the compensation program for the non-CEO executive officers. However, the Compensation Committee makes the final determination of all elements of named executive officer compensation. Our CEO makes no recommendations regarding his own compensation.
Our program is designed with a strong emphasis on both short-term and multi-year performance, with substantial weighting of total compensation based upon variable compensation. As discussed in more detail below, for 2023, performance-based criteria were heavily considered in determining awards under both short- and long-term compensation programs to better align compensation of named executive officers with achievement of Company goals and objectives aimed at increasing shareholder value.
During 2023, our named executive officer compensation program included the elements highlighted below:

Compensation Element	Objective	Key Features
Base Salary	Provides regular income, reflecting scope of responsibilities, job characteristics, leadership skills and experience.	Reviewed annually based on individual performance. While base salary is not performance-based, annual increases are not guaranteed.
Short-Term Incentives	Rewards contributions to achievement of annual targets and individual performance, with a focus on key financial indicators.	Compensation Committee determines performance metrics to align awards with short-term goals.
Long-Term Incentives	Correlates pay with shareholder value and aligns executives with value increases; promotes retention in the competitive energy market.	Gives incentive for performance over the long term with a combination of time vesting and vesting tied to performance conditions.

Item 2: Advisory Vote on Executive Compensation
Named executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision care programs, Company-paid accidental death, dismemberment, and life insurance and our 401(k) plan, on the same basis as other employees. We have historically matched 401(k) contributions at certain percentage levels for all employees including our named executive officers. Executive officers are also permitted to participate in our employee stock purchase plan up to the annual limit.

Item 2: Advisory Vote on Executive Compensation
Executive Officers
The following are the biographies of each of our current executive officers (other than Dr. Ezell, whose biography is presented above with the directors’ biographies) as of April 18, 2024. Mr. Snoke departed the Company in March 2024.

J. Bond Clement	Chief Financial Officer
Age: 52

EXPERIENCE & QUALIFICATIONS
•Chief Financial Officer of Donovan Marine, Inc. (September 2021 to December 2022)
•Executive Vice President and Chief Financial Officer at PetroQuest Energy (2009 to 2021)
•Various accounting and finance related management roles at Freeport McMoRan, Inc., Stone Energy and PetroQuest Energy (1996 to 2009)
•Auditor at Arthur Andersen LLP (1993 to 1996)
•CPA (inactive)
PHILANTHROPY & PUBLIC SERVICE
•Board member of New Hope Community Development of Acadiana
EDUCATION •Bachelor of Science in Accounting, cum laude, Louisiana State University COMPANY ROLES •Chief Financial Officer since December 2022

Amy E. Blakeway	Senior Vice President, General Counsel and Corporate Secretary
Age: 42

EXPERIENCE & QUALIFICATIONS
•Vice President, Corporate Services and Associate General Counsel of Mesquite Energy, Inc. (July 2020 to February 2024)
•Associate General Counsel at Sanchez Oil & Gas Corporation (July 2016 to July 2020)
•Director of Legal at Independence Contract Drilling (September 2014 to October 2015)
•Vice President, Assistant General Counsel at Forethought Financial Group, inc. (June 2012 through January 2014)
•Associate at Vinson & Elkins LLP (September 2007 to May 2012)
•Member of the Texas state bar

EDUCATION
•J.D. Harvard Law School
•Bachelor of Science in Business Administration & Accounting, summa cum laude, Washington & Lee University
•Bachelor of Arts in European History, summa cum laude, Washington & Lee University
COMPANY ROLES
•Senior Vice President, General Counsel and Corporate Secretary since March 2024

Item 2: Advisory Vote on Executive Compensation
2023 Executive Officer Compensation
Named Executive Officers
Our named executive officers for 2023 were as follows:
•Dr. Ryan G. Ezell, Chief Executive Officer and President
•J. Bond Clement, Chief Financial Officer
•Nathan Snoke, former Senior Vice President – Global Business Lines
•Harsha V. Agadi, Non-Executive Chairman and former interim Chief Executive Officer
•John W. Gibson, Jr., former President, Chief Executive Officer and Chairman
Dr. Ezell, Mr. Clement and Mr. Snoke (collectively the “Participating NEO”) were eligible to participate in the 2023 compensation programs discussed below. Mr. Gibson did not participate in the 2023 compensation programs due to his departure from the Company in January 2023. Mr. Agadi did not participate in the 2023 short- or long-term incentive programs as his role as interim Chief Executive Officer ended in June 2023.
Base Salary
The Compensation Committee reviews base salaries annually for the named executive officers considering several factors including the relationship of base salaries paid within the Company, individual experience, Company performance as well as the range of base salaries for similar positions contained within published survey data. During 2023, the Compensation Committee approved base salaries of $550,000 for Dr. Ezell (an increase from $425,000 in connection with his promotion to Chief Executive Officer) and $400,000 for Mr. Clement. Concurrent with his promotion in August 2023 to Senior Vice President – Global Business Lines, Mr. Snoke’s base salary was increased from $255,000 to $300,000 and Mr. Agadi was paid $50,000 per month with respect to his role as interim Chief Executive Officer from January 2023 to June 2023.
2023 Short-Term Incentive Program
After considering the Company’s performance during 2022, the Compensation Committee did not award any payments with respect to the 2022 short-term incentive program.  In lieu of an award under the 2022 short-term incentive program, and in order to focus the Company’s resources on retaining and incentivizing certain named executive officers and other key employees, the Compensation Committee awarded a 2023 retention bonus that was paid in March 2023. The 2023 retention bonus required continuous service throughout 2023 and was subject to pro-rata repayment by the named executive officer if the service condition was not met. Dr. Ezell and Mr. Snoke were paid a retention bonus of $425,000 and $157,500, respectively, for continuous service in 2023.
Historically the short-term incentive program has included financial and individual performance metrics intended to reward named executive officers for either Company or individual performance as determined by the Compensation Committee. For 2023, Dr. Ezell and Mr. Clement each had an annual target bonus equal to 100% of base salary. In connection with his promotion in August 2023, Mr. Snoke’s annual target bonus increased from 50% of base salary to 60%.

Item 2: Advisory Vote on Executive Compensation
For 2023, the Compensation Committee established the following quantitative performance metrics used as the primary determination of short-term incentive awards for Participating NEOs:

Weighting
Performance of related party revenue	25%
Performance of non-related party revenue	25%
Achievement of positive annual adjusted EBITDA	50%
During 2023, related party revenue increased by 49% and revenue from non-related parties increased by 22%, each as compared to 2022. In addition, during 2023 the Company achieved the first annual positive adjusted EBITDA since 2017 representing a $27.7 million improvement from 2022.
Adjusted EBITDA is a non-GAAP measure. For a description of how we calculate adjusted EBITDA and a reconciliation of adjusted EBITDA to net income, the most comparable GAAP measure, please see our March 12, 2024 press release filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on March 12, 2024.
In addition to the quantitative performance metrics above, the Compensation Committee also considered the following 2023 accomplishments in evaluating awards under the 2023 short-term incentive program:
•Revenues, gross profit and net income increased by $52 million, $31 million and $67 million, respectively, from the year ended December 31, 2022;
•Material weakness and going concern issues identified in connection with the 2022 audit were resolved; and
•Safety first operational focus resulted in no injuries or lost time accidents.
After considering the significant operational and financial accomplishments made during 2023 as outlined above, as well as results with respect to the three quantitative performance metrics, the Compensation Committee determined that the Company achieved a bonus award equal to 80% of the Participating NEOs’ target bonus. As a result, the Compensation Committee approved the following awards to Participating NEOs under the 2023 short-term incentive program:

Name	Target Bonus	Actual Bonus	% of Target Bonus
Dr. Ryan G. Ezell	$550,000	$440,000	80%
J. Bond Clement	$400,000	$320,000	80%
Nathan Snoke	$149,375	$119,500	80%
2023 Long-Term Incentive Program
The long-term incentive program has historically included equity awards focused on incentivizing long-term performance and aligning executive compensation with shareholder returns. To provide long-term incentives to the Participating NEOs to build upon the success achieved during 2023, the Compensation Committee approved grants of time vested restricted stock units and performance-based stock options in connection with the 2023 long term incentive program. Performance based stock options are subject to a vesting condition tied to reaching long-term cumulative adjusted EBITDA thresholds. If the Company does not reach the adjusted EBITDA threshold over the measurement period, no stock options will vest. Time based restricted stock units vest evenly over three years from date of grant.

Item 2: Advisory Vote on Executive Compensation
The allocation of award values related to grants made to Participating NEOs under the 2023 long-term incentive program were as follows:

Name	Time-Vested Awards	Performance-Based Awards
Dr. Ryan G. Ezell	25%	75%
J. Bond Clement	25%	75%
Nathan Snoke	100%	-
During 2023, Dr. Ezell and Mr. Clement were granted 62,881 and 45,732 performance-based options, respectively. Additionally, Dr. Ezell and Mr. Clement were granted 13,974 and 10,163 time vested restricted stock units valued at $45,835 and $33,335, respectively, at the date of grant. Mr. Snoke was granted 36,585 time vested restricted stock awards valued at $120,000 at the date of grant. Mr. Snoke’s restricted stock awards were forfeited in connection with his departure from the Company in March 2024.
Independent Compensation Consultant
The Compensation Committee periodically utilizes the services of compensation consultants related to matters of executive compensation. In 2023, Pay Governance provided market pay analyses and initial annual and long-term incentive design concepts to the Compensation Committee. Pay Governance also provided guidance on matters related to the CEO’s contract and compensation. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee. Pay Governance periodically provides certain administrative services, the value of which was less than $120,000 during 2023, which services, if any, are approved by the Compensation Committee.

Item 2: Advisory Vote on Executive Compensation
Employment Agreements; Terminations and Change-in Control Arrangements
A brief summary of the employment agreements of our 2023 named executive officers is as follows:
Dr. Ryan G. Ezell - Employment Agreement
In connection with his appointment to Chief Executive Officer, Dr. Ezell entered into an employment agreement with the Company on June 7, 2023. Under the terms of the agreement, Dr. Ezell is paid a base salary of $550,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. In the event that Dr. Ezell’s employment is terminated without “cause” or for “good reason,” Dr. Ezell, upon execution and delivery of a suitable release agreement, will be eligible to receive severance benefits equal to 18 months of Dr. Ezell’s base salary (payable over 18 months) plus a pro-rata portion of Dr. Ezell’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Dr. Ezell pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 18 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. Dr. Ezell’s unvested equity awards will continue to vest if he is terminated without “cause” or for “good reason.” For a full description of Dr. Ezell’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2023.
J. Bond Clement - Employment Agreement
Mr. Clement entered into an employment agreement with the Company on December 19, 2022. Under the terms of the agreement, Mr. Clement is paid a base salary of $400,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. Mr. Clement will be eligible to receive severance equal to Mr. Clement’s base salary (payable over 12 months) plus a pro-rata portion of Mr. Clement’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Mr. Clement pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. For a full description of Mr. Clement’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2022.
John W. Gibson, Jr. - Employment Agreement and Separation Agreement and General Release
Mr. Gibson entered into an employment agreement with the Company on December 21, 2019. Under the terms of the agreement, Mr. Gibson was paid a base salary of $500,000 annually (which amount was subsequently increased by the Board on March 8, 2022 to $600,000 annually) and was eligible for an annual bonus with a target amount of 100% of base salary. In connection with the entry into the agreement, Mr. Gibson was granted (i) 570,000 restricted stock units that were scheduled to vest ratably in five installments beginning on December 22, 2020 and on each of the next four anniversaries thereof, (ii) options to purchase up to 1,000,000 shares of the Company’s common stock that were scheduled to vest ratably over five years and (iii) options to purchase up to 2,000,000 shares of the Company’s common stock that were scheduled to vest based on the Company’s common stock achieving the following prices for a 20-consecutive trading day period through December 31, 2024: 33% of the options would vest at a price of $3.60, an additional 33% of the options would vest at a price of $5.40, and all of the options would vest at a price of $7.20. The exercise price of the options was $1.93, the closing price of the Company’s common stock on December 21, 2019. In addition, Mr. Gibson had the right, during the 90-day period following December 21, 2019, to purchase up to the lesser of: (i) 0.99% of the number of shares of the Company’s common stock outstanding immediately before such issuance, and (ii) $500,000

Item 2: Advisory Vote on Executive Compensation
of the Company’s common stock, in each case at the then-current market price of the Company’s common stock on the date or dates of purchase.
The term of Mr. Gibson’s employment agreement was scheduled to end on December 31, 2024. In the event that Mr. Gibson’s agreement was terminated for any reason, the Company was required to pay Mr. Gibson the amount of salary earned but unpaid through the date of termination, together with any other earned but unpaid compensation. In addition, if Mr. Gibson’s employment was terminated as a result of his death or disability, without “cause” or for “good reason,” upon execution and delivery of a suitable release agreement, all of Mr. Gibson’s time-based equity awards would vest and all performance-based equity awards would vest to the extent the performance goals have been reached, and in the case of termination without “cause” or for “good reason,” Mr. Gibson would have an exercise period of the earlier of approximately 36 months and the 10th anniversary of grant for any vested stock options. Further, if Mr. Gibson’s employment was terminated without “cause” or for “good reason” within 24 months following a change of control, subject to execution and delivery of a suitable release agreement, Mr. Gibson would be entitled to receive severance equal to his base salary plus target annual bonus, and all unvested equity awards would vest other than performance-based equity awards, which would vest only if the performance criteria have been met.
In connection with Mr. Gibson’s separation from the Company, effective January 19, 2023, Mr. Gibson entered into a separation agreement and general release with the Company, pursuant to which Mr. Gibson received $1,500,000 as consideration to settle any disputes between the parties. Under the agreement, the $1,500,000 settlement payment was made in four installments, with the first installment of $600,000 paid on January 27, 2023 and the remaining three equal installments paid on the successive monthly anniversary dates of the first installment. As part of the settlement, Mr. Gibson agreed to forfeit all of his outstanding options and unvested restricted stock units, and to a six-month lock up period with respect to 250,000 shares of the Company’s common stock owned by Mr. Gibson, which prohibited Mr. Gibson from selling those shares during the lock up period. Consistent with his employment agreement, the Company will reimburse Mr. Gibson for his COBRA premiums paid and provide access to the Company’s Group Health Plan through December 31, 2024. For full descriptions of Mr. Gibson’s employment agreement and separation agreement and general release, please see the Company’s Current Reports on Form 8-K filed with the SEC on December 27, 2019 and January 19, 2023, respectively.
Nathan Snoke – Employment Agreement
Nathan Snoke entered into an employment agreement with the Company on August 15, 2023. Under the terms of the agreement, Mr. Snoke was paid a base salary of $300,000 annually and was eligible for an annual bonus with a target amount of 60% of base salary. Mr. Snoke was eligible to receive severance equal to his base salary (payable over 12 months) plus a pro-rata portion of Mr. Snoke’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Mr. Snoke pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurred due to a “change of control,” all unvested equity awards would have become fully vested immediately prior to such termination. Mr. Snoke departed the Company on March 29, 2024.

Item 2: Advisory Vote on Executive Compensation
Other Policies, Guidelines and Practices Related to Executive Compensation
Clawback Policy
The Board, upon the recommendation of the Compensation Committee, has adopted, in accordance with the applicable rules and regulations of the NYSE and SEC, a policy to provide for the recovery of erroneously awarded incentive-based compensation from executive officers (the “Clawback Policy”). Our Clawback Policy generally provides that we will demand the repayment or return (to the extent permitted by governing law) of any portion of a performance-based cash or performance-based stock or similar bonus where: the payment was predicated upon the achievement of certain financial measurements that were subsequently the subject of a restatement and a lower payment would have been made to the employee based upon the restated financial results. In each of these instances, the Compensation Committee will have the discretion to determine the appropriate means to recover the erroneously awarded compensation, including without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) canceling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) canceling or offsetting against any planned future cash or equity-based awards, (d) causing the forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. In addition, certain of our executive contracts allow the Company to enact claw back policies with retroactive effect (applicable to all forms of compensation) and are subject to any claw back policies enacted by applicable law or a securities exchange.

Tax Gross-Ups on Severance
There are no tax gross-ups on any payments to executives, including severance payments, except we provided a one-time de minimis tax gross up to Mr. Clement in connection with the reimbursement of his relocation expenses, which in the aggregate were less than half the amount Mr. Clement was entitled to receive under his employment agreement.
Accounting for Stock-Based Compensation
The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718, “Stock Compensation.” Equity-based compensation is expensed over the requisite service period pursuant to the grant award terms. The Company considers the expense associated with stock-based incentive awards when granting such awards.
Section 409A
To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code (the “Code”). Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Item 2: Advisory Vote on Executive Compensation

Summary Compensation Table
The following table provides summary information regarding the total compensation awarded to, earned by, or paid to each of the named executive officers for services rendered to us for the years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock	Option	All Other	Total
				Awards(3)	Awards(4)	Compensation(5)
Dr. Ryan G. Ezell – Chief Executive Officer (6)	2023	$494,712	$865,000	$45,835	$161,604	$8,194	$1,575,345
	2022	$410,288	$—	$150,000	$—	$—	$560,288
J. Bond Clement - Chief Financial Officer	2023	$400,000	$320,000	$33,335	$277,450	$50,627	$1,081,412
Harsha V. Agadi (7)	2023	$313,500	$—	$365,500	$—	$4,050	$683,050
John W. Gibson, Jr. – Former Chairman, President and Chief Executive Officer (8)	2023	$48,283	$—	$—	$—	$1,520,270	$1,568,553
	2022	$580,385	$—	$—	$—	$16,438	$596,823
Nathan Snoke Former SVP – Global Business Lines (9)	2023	$271,269	$277,000	$120,000	$—	$5,370	$673,639
(1)Amounts reflected in this column include total annual salary paid during the applicable fiscal year.
(2)The amounts reported in this column represent discretionary bonuses earned for fiscal 2023, irrespective of the year in which the discretionary bonus was paid. In addition, Dr. Ezell received a $425,000 retention bonus for his service during 2023 and Mr. Snoke received a $157,500 retention bonus for his service during 2023, which are included in the amounts reported in this column. The Company did not pay any discretionary cash bonuses in connection with service for fiscal 2022. For more information about our executive officers' discretionary bonuses and our Short-Term Incentive Plan, see the section entitled "—Compensation Overview Strategy—2023 Short-Term Incentive Program" above.
(3)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock and restricted unit awards granted during the applicable year, if any, computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See Note 14, “Stock-Based Compensation and Other Benefit Plans,” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2023 Form 10-K for additional detail regarding assumptions used to calculate these amounts.
(4)The amounts reported in this column reflect the aggregate grant date fair value of option awards granted during the applicable year, if any, computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See Note 14, “Stock-Based Compensation and Other Benefit Plans,” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2023 Form 10-K for additional detail regarding assumptions used to calculate these amounts.
(5)  In fiscal 2023, “All Other Compensation” for Messrs. Ezell, Agadi and Snoke consisted of 401(k) matching contribution costs and group term life insurance costs, for Mr. Clement consisted of 401(k) matching contribution costs, group term life insurance costs, parking expense, $25,282 in apartment expense reimbursement and $16,518 in relocation expense reimbursement (including a tax gross up of $4,022), and for Mr. Gibson consisted of 401(k) matching contribution costs, group term life insurance costs, apartment expense reimbursement and $1,517,714 in severance payments.
(6)Dr. Ezell was the Company's President and Chief Operating Officer during 2022 and through June 5, 2023. Effective June 6, 2023, Dr. Ezell was appointed Chief Executive Officer and in connection with his promotion, his base salary increased from $425,000 to $550,000.
(7)Information presented in this table represents Mr. Agadi’s total compensation during 2023 in both his capacities as a non-executive director and as our interim Chief Executive Officer. Mr. Agadi served as our interim Chief Executive Officer from January 20, 2023 to June 5, 2023 and was paid $50,000 per month with respect to his service as our interim Chief Executive Officer, receiving $252,500 in total salary for his service as our interim Chief Executive Officer in 2023. Mr. Agadi also served as a non-executive director on our Board during 2023 and received $61,000 in compensation for his Board service while he was not acting as our interim Chief Executive Officer. Mr. Agadi received $150,000 in aggregate grant date fair value of restricted stock awards during 2023 for his service as our interim Chief Executive Officer. Mr. Agadi received $215,500 in aggregate grant date fair value of restricted stock awards for his service as a non-executive member of our Board during 2023. As of December 31, 2023, Mr. Agadi had 47,831 stock awards outstanding.

Item 2: Advisory Vote on Executive Compensation

(8)Mr. Gibson’s employment with the Company ended on January 19, 2023. The “All Other Compensation" amount for 2023 includes $1,517,714 in severance payments in connection with Mr. Gibson’s departure from the Company. In addition, in connection with his departure from the Company, Mr. Gibson agreed to forfeit all of his outstanding options and unvested restricted stock units. See “– Employment Agreements; Terminations and Change in Control Arrangements” above.
(9)On August 15, 2023, Mr. Snoke was promoted from Vice President – Energy Chemistry to Senior Vice President – Global Business Lines and in connection with his promotion, his base salary increased from $255,000 to $300,000. Mr. Snoke departed the Company on March 29, 2024 and in connection with his departure he forfeited his 2023 stock awards.

Item 2: Advisory Vote on Executive Compensation

Outstanding Equity Awards
The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2023:

	Option Awards						Stock Awards
Name	Year of Grant	Number of underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested (1)	Equity Incentive plan awards: Number of shares, units or other rights that have not vested	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Dr. Ryan G. Ezell	2023(2)	—	—	62,881	$3.28	12/5/2033	—	—	—	—
	2023(3)	—	—	—	—	—	13,974	$54,778	—	—
	2022(4)	—	—	—	—	—	9,634	$37,765	—	—
	2021(5)	—	—	24,306	$8.64	4/19/2031	—	—	—	—
	2021(6)	—	—	24,306	$8.64	4/19/2031	—	—	—	—
	2021(7)	—	—	—	—	—	16,204	$63,519	—	—
J. Bond Clement	2023(2)	—	—	45,732	$3.28	12/5/2033	—	—	—	—
	2023(3)	—	—	—	—	—	10,163	$39,838	—	—
	2023(8)	—	—	61,984	$3.72	6/7/2033	—	—	—	—
	2022(9)	—	—	—	—	—	8,334	$32,669	—	—
	2022(10)	—	—	—	—	—	33,059	$129,591	—	—
Harsha V. Agadi	2023(12)	—	—	—	—	—	22,831	$89,498	—	—
	2023(13)	—	—	—	—	—	25,000	$98,000	—	—
Nathan Snoke	2023(11)	—	—	—	—	—	36,585	$143,413	—	—
	2021(11)	—	—	—	—	—	3,612	$14,159	—	—
(1)The market value is based upon the applicable number of shares shown in the table multiplied by $3.92, the closing market price of our stock on December 29, 2023.
(2)Seventy five percent (75%) of the shares subject to this option will vest if the Company achieves a specified performance target during the performance period (which is January 1, 2023 through December 31, 2026) and one hundred percent (100%) of the shares subject to the option will vest if the Company achieves a specified performance target during the performance period.
(3)Vests ratably over a three-year period on each anniversary of the grant date of December 5, 2023.
(4)Vests ratably over a three-year period on each anniversary of the grant date of March 8, 2022.
(5)Twenty-five percent (25%) of the shares subject to this option will vest if the 90-day volume weighted average price (the “90 day VWAP”) reaches $18 per share during the performance period (which is April 19, 2021 through December 31, 2024), twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $24 per share during the performance period, twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $30 per share during the performance period, and twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $42 per share during the performance period.
(6)Vests based on percentage of revenue from new products developed over a three-year period. Vesting is ratable at revenue percentages of 15%, 20% and 25%, and was determined on December 31, 2023.
(7)Vests ratably over a four-year period on each anniversary of the grant date of April 19, 2021.
(8)Vests if the Company’s share price equals or exceeds $18 per share for thirty consecutive trading days at any point during the performance period (which is June 7, 2023 through June 7, 2033).
(9)Vests ratably over a two-year period on each anniversary of the grant date of December 19, 2022.

Item 2: Advisory Vote on Executive Compensation

(10)Vests ratably over a five-year period on each anniversary of the grant date of December 19, 2022.
(11)Award forfeited on March 29, 2024 in connection with Mr. Snoke’s departure from the Company.
(12)Vests on the one-year anniversary of the July 1, 2023 grant date.
(13)Vests on the one-year anniversary of the July 19, 2023 grant date.

Item 2: Advisory Vote on Executive Compensation

PAY VERSUS PERFORMANCE (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for Mr. Gibson	Summary Compensation Table Total for Mr. Agadi	Summary Compensation Table Total for Dr. Ezell	Compensation Actually Paid to Mr. Gibson	Compensation Actually Paid to Mr. Agadi	Compensation Actually Paid to Dr. Ezell	Average Summary Compensation Table Total for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Income (Loss) ($ millions)
(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)
2023	$1,568,553	$683,050	$1,575,345	$305,193	$531,423	$1,539,071	$877,526	$836,275	$30.96	$24.7
2022	$596,823	n/a	n/a	$381,403	n/a	n/a	$433,781	$246,334	$53.08	$(42.3)
2021	$515,029	n/a	n/a	$(2,512,464)	n/a	n/a	$873,540	$299,965	$53.55	$(30.5)
(1)Mr. Gibson served as principal executive officer (PEO) for 2021, 2022, and a portion of 2023. Mr. Agadi served as interim PEO for a portion of 2023 and Dr. Ezell served as PEO for the remainder of 2023. Our non-PEO named executive officers (NEOs) included Messrs. Clement and Snoke for 2023, Messrs. Ezell, Silas and Michael E. Borton for 2022, and Messrs. Ezell and Borton for 2021.
(2)The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation for Mr. Gibson

Fiscal Year	2021	2022	2023
SCT Total	$515,029	$596,823	$1,568,553
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	—	—	—
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	—	—	—
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(2,581,160)	(210,280)	—
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(446,333)	(5,140)	—
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	(1,263,360)
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	—
Compensation Actually Paid	$(2,512,464)	$381,403	$305,193

Item 2: Advisory Vote on Executive Compensation

PEO SCT Total to CAP Reconciliation for Mr. Agadi

Fiscal Year	2021	2022	2023
SCT Total	N/A	N/A	$683,050
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	N/A	N/A	(365,500)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	N/A	N/A	187,497
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	N/A	N/A	—
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	N/A	79,931
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	N/A	(53,555)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	N/A	—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	N/A	N/A	—
Compensation Actually Paid	N/A	N/A	$531,423
PEO SCT Total to CAP Reconciliation for Dr. Ezell

Fiscal Year	2021	2022	2023
SCT Total	N/A	N/A	$1,575,345
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	N/A	N/A	(207,439)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	N/A	N/A	252,225
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	N/A	N/A	(58,712)
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	N/A	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	N/A	(22,348)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	N/A	—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	N/A	N/A	—
Compensation Actually Paid	N/A	N/A	$1,539,071

Item 2: Advisory Vote on Executive Compensation

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2021	2022	2023
Average SCT Total	$873,540	$433,781	$877,526
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(529,001)	(83,333)	(215,393)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	394,833	53,950	261,360
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(435,228)	(113,458)	(86,243)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	20,349	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(24,528)	(27,006)	(975)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(17,600)	—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	—
Average Compensation Actually Paid	$299,965	$246,334	$836,275
CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2021-2023.

Item 2: Advisory Vote on Executive Compensation

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income (Loss) during the period 2021-2023.

Item 3: Ratification of Independent Registered Accounting Firm
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm on June 29, 2021 and has approved retaining KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.
KPMG billed or will bill the Company and its subsidiaries fees as set forth in the table below for (i) the audit of the Company’s 2023 and 2022 annual financial statements, (ii) the reviews for first, second and third quarter 2022 and 2023 quarterly financial statements and review of other documents filed with the SEC, and (iii) other work performed by KPMG.

	2023(1)	2022(1)
Audit fees	$907,500	$855,455
Audit-related fees (2)	215,000	202,500
Tax fees	—	—
All other fees	—	—
Total	$1,122,500	$1,057,955
(1) Amounts for 2023 and 2022 include audit fees and audit-related fees; no tax or other fees were paid to KPMG in 2023 and 2022.
(2) Audit-related fees include fees of $140,000 in 2023 and $105,000 in 2022 to support the audit of ProFrac Holdings for which the Company is reimbursed by ProFrac Holdings.
Fees included in “audit fees” in the table above are fees associated with the annual audit, including reviews of the Company’s Form 10-Q filings. Fees included in “audit-related fees” in the table above are primarily for professional services not directly related to the Company's annual financial statements, including professional services provided in connection with various registration statements, debt offerings, the audit of ProFrac Holdings (for which the Company is reimbursed by ProFrac Holdings) and other similar matters. Representatives of KPMG are expected to be at the Meeting with the opportunity to make a statement if they desire, and to take questions from shareholders.
Pre-Approval Policy
Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Company. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Item 3: Ratification of Independent Registered Accounting Firm
Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to Company or any of its subsidiaries, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior the completion of the audit. During 2023 and 2022, all fees were pre-approved by the Audit Committee.
Report of the Audit Committee
Management is responsible for the preparation of the Company’s financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s financial statements to generally accepted accounting principles in the United States in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.
KPMG provided the Audit Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence. The Audit Committee also discussed with the auditors any relationships that may impact the independence of the auditors. The Audit Committee reviewed and discussed with the independent auditors all communications required to be discussed by applicable requirements of the PCAOB and the SEC, including those described in PCAOB Auditing Standard No. 1301, “Communications with Audit Committees."
The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2023 and discussed them with management and the independent auditors. Based on such review and discussions described in this report, the Audit Committee recommended to the Board, and the Board subsequently approved the recommendation, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Respectfully submitted by the Audit Committee of the Board of Directors of Flotek,
Lisa Mayr (Chair)
Evan R. Farber
David Nierenberg
This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this report by reference.
Vote Required
Approval of Item 3 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.

Item 3: Ratification of Independent Registered Accounting Firm
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
ITEM 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan

On March 6, 2023, our Board approved an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan” or the “Plan”), subject to shareholder approval.
Stockholder Vote
As of December 31, 2023, the 2018 Plan had approximately 530,000 shares available for future issuance. Shares available for future issuance under the three active plans, at December 31, 2023, totaled approximately 546,000 shares. As noted earlier in this Proxy Statement, we have experienced a transition among certain of our executive officers. We are requesting an increase in shares under the Plan to ensure there is sufficient availability to attract high caliber candidates to join the executive team, as well as to motivate and retain certain key members of management as we continue to expand equity grants deeper into the organization, as we did during 2023.
We are asking you to approve an amendment to the 2018 Plan to increase the number of shares of our common stock available for the granting of awards under the 2018 Plan from 1,916,667 to 2,416,667, or an increase of 500,000 shares. Based on our projected usage, the Compensation Committee estimates that the shares available under the 2018 Plan after this amendment will be sufficient to provide grants through 2025. However, we cannot predict these factors with certainty, and the share reserve under the 2018 Plan could last for a shorter or longer time. Only the number of available shares is amended by this amendment. The other terms and conditions of the 2018 Plan remain unchanged. A copy of the proposed amended 2018 Plan is attached to this Proxy Statement as Appendix A.
Purpose of the Plan
The purpose of the 2018 Plan is to assist us in (i) attracting and retaining the best available personnel for positions of substantial responsibility, (ii) motivating personnel by providing additional incentives to employees, non-employee directors, and individual consultants, including providing financial incentives for individual performance, and (iii) promoting the success of the Company’s business interests.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Equity Compensation Plan Information
The following table summarizes equity compensation plan information regarding equity securities authorized for issuance under the 2018 Plan, the 2019 Non-Executive Director Incentive Plan (the “2019 Plan), and the 2020 inducement equity plan (the “2020 Plan” and, together with the 2018 Plan and the 2019 Plan, the “Plans”) as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	286,563	$4.43	533,054
Equity compensation plans not approved by security holders(2)	10,000	$4.32	12,870
Total	296,563	$4.42	545,924
(1)     Comprised of shares under the 2018 Plan.
(2)     Comprised of shares under the 2020 Plan instituted in connection with the acquisition of JP3 Measurement, LLC pursuant to the rules of the NYSE. Shares may only be used for inducement of new employees and cannot be granted to existing employees. For more detail on the 2020 Plan please see the Form S-8 Registration Statement filed with the SEC on June 18, 2020.
Usage of Shares for Awards
During 2021, 2022 and 2023, the grants of shares under the Plans and the “run rate,” a measure of annual equity compensation as a percentage of total equity, are shown in the table below. The three-year average run rate for 2021, 2022 and 2023 was 2.9% when not taking into account forfeitures of awards.

Grant Year	Options	Time-Based Restricted Stock	Performance-Based Awards	Earned Performance-Based Awards	Total Full-Value Awards	Weighted-Average Common Shares	Run Rate(1)
2021	241,493	283,715	—	—	525,208	12,227,000	4.3%
2022	—	256,746	—	—	256,746	12,404,000	2.1%
2023	190,728	377,020	—	64,481	567,748	24,830,000	2.5%
(1) Calculated as the sum of Options, Time-Based Restricted Stock and Earned Performance-Based Awards divided by Weighted- Average Common Shares.
The recipients of the grants under the Plans for 2021, 2022 and 2023 were as follows:

	2021		2022		2023
Participant	Shares	%	Shares	%	Shares	%
Named Executive Officers	217,337	41.4	24,085	9.4	212,983	37.5
Other Executive Officers	172,568	32.9	95,028	37.0	—	—
Non-employee Directors	75,157	14.3	89,390	35.1	158,704	28.0
Other Employees	60,146	11.5	47,243	18.4	196,061	34.5
Service Providers	—	—	—	—	—	—
Total	525,208	100.0	256,746	100.0	567,748	100

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Future Issuances Under the 2018 Plan
Under the 2018 Plan, shares are reserved in a number sufficient to satisfy the maximum shares that may be issued under an award. Shares awarded under the 2018 Plan that terminate by expiration, forfeiture, cancellation, or otherwise shall again be available for awards under the 2018 Plan, but shares that are used to cover tax withholding or option exercise prices cannot be reused under the 2018 Plan.
As of April 18, 2024, approximately 146 persons were eligible to receive awards under the 2018 Plan, including all of our executive officers and non-employee directors. Future grants under the 2018 Plan will be made at the discretion of our Board or the Compensation Committee, and, accordingly, future benefits under the 2018 Plan are not currently determinable. The 2023 Summary Compensation Table, see “Item II. Advisory Vote on Executive Compensation – Summary Compensation Table,” shows the equity awards that were made under the 2018 Plan in 2022 and 2023 to our named executive officers.
On April 18, 2024 the last reported sale price of our common stock on the NYSE was $3.50.
Description of the 2018 Plan
The following summary of the material features of the Plan, as amended, is qualified in its entirety by reference to the full text of the proposed amended Plan, which is incorporated herein by reference to Appendix A to this Proxy Statement.
Eligibility and Available Awards
The Plan provides for the grant of incentive stock options and non-qualified options (collectively, “stock options”), restricted stock, stock appreciation rights, performance shares and performance units, restricted stock units, and other stock-based awards (each, an “Award”). All employees and individual consultants of the Company or of any affiliate (as defined in the Plan) of the Company and non-employee directors of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees of the Company and certain of its affiliates. Further, non-qualified options and stock appreciation rights may only be granted to employees and consultants of the Company or entities in a chain of corporations in which the Company has a controlling interest and to non-employee directors of the Company. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Administrator. It is currently expected that some of our employees will participate in the Plan, along with all non-employee directors who serve on the Company’s Board of Directors.
Administration
The Plan is administered by our Board of Directors and any of its committees (in such capacity, each the “Administrator”). Except as otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall serve as the Administrator. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself or herself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.
Subject to the provisions of the Plan, the Administrator will, among other things, (i) determine who are service providers; (ii) determine the fair market value of Awards; (iii) select the service providers to whom Awards may be granted; (iv) determine the number of shares to be covered by each Award; (v) determine when Awards are to be granted and the applicable date of grant; (vi) approve forms of Award agreements; (vii) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to any minimum vesting requirements), and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (viii) construe and interpret the terms of the Plan, Award agreements and

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Awards; (ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans; (x) amend the terms of any outstanding Award agreement or Award, including the discretionary authority to extend the post termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect a participant’s rights under an outstanding Award shall not be made without the participant’s written consent; (xi) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued upon exercise or vesting of an Award; (xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to the participant under an Award; (xiv) determine whether Awards shall be settled in shares, cash or in a combination thereof; (xv) determine whether Awards shall be adjusted for dividends or dividend equivalents; (xvi) create other stock-based awards for issuance under the Plan; (xvii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a participant or other subsequent transfers by the participant of any shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; (xviii) establish one or more programs under the Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance goals, or other event that absent the election, would entitle the participant to payment or receipt of shares or other consideration under an Award; (xix) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award agreement and any other instrument or agreement relating to an Award; and (xx) make all other determinations that the Administrator deems necessary or advisable for administering this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board. Any action taken or determination made by the Administrator pursuant to the Plan will be binding on all parties. The Company will, to the maximum extent permitted by law, defend and indemnify the members of the Board and each of its committees in their capacity as Administrator.
The Board may amend, alter, suspend, or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.
Stock Available for Issuance
Upon stockholder approval of the Plan and subject to adjustment as provided in the Plan, the maximum number of shares of common stock that may be issued under the Plan will be 2,416,667 shares, all of which may be issued pursuant to incentive stock options. Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock, or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. In the event that an Award is granted that, pursuant to the terms of the Award agreement, cannot be settled in shares of common stock, the aggregate number of shares that may be made the subject of Awards under the Plan will not be reduced. Any shares of common stock related to an Award granted under the Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the shares will again be available for Awards under the Plan. Any shares tendered or repurchased (i) to pay the exercise price of an option granted under the Plan or (ii) to satisfy tax

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
withholding obligations associated with an Award granted under the Plan, will not become available again for grant under the Plan. The full number of stock appreciation rights granted that are to be settled by the issuance of shares of common stock will be counted against the aggregate number of shares that may be made subject to Awards under the Plan, regardless of the number of shares actually issued upon settlement of such stock appreciation rights.
Award Limits
The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 166,667 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 166,667 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $10,000,000. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock-based awards under the Plan, (i) if the compensation under the other stock-based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 166,667 shares of common stock; or (ii) in all other cases, shall not exceed $10,000,000. The foregoing limitations on the numbers of shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.
Adjustments Upon Changes in Capitalization or Reorganization
In the event of any change in the outstanding shares of common stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the common stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of shares which may be delivered under this Plan, the number, class and price of shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in the Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as provided in the foregoing, the Plan does not permit the re-pricing or cash buyout of stock options or stock appreciation rights without stockholder approval.
Minimum Vesting
Awards shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that for purposes of Awards granted to non-employee directors, “one year” may mean the approximately one-year period from one regular annual stockholder meeting to the immediately following regular annual stockholder meeting, as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the share reserve of 2,416,667 shares (such amount set forth above) or (ii) to the vesting of an Award that is accelerated as a result of a change of control or termination of the participant due to his or her death or disability, in all cases under terms consistent with the Plan.
Types of Awards
Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at an exercise price per share specified on the date of grant. The Administrator has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Plan. The Administrator will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified options.
The exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to an employee owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to stock options (determined as of the date the stock option is granted under the Plan (or any other stock option plan of ours or certain of our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.
Except for grants of incentive stock options to employees owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates (which stock options may not be exercised later than five years after the date of grant), no stock option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Administrator. The payment must be in cash, check acceptable to the Company, by the Company withholding shares otherwise issuable from the exercise of the stock option, or other method of payment at the Administrator’s discretion.
Restricted Stock. Restricted stock is common stock that is subject to forfeiture and such other restrictions as the Administrator may impose, including performance criteria, transfer, and repurchase restrictions. The Administrator has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.
Unless otherwise provided in the Award agreement, holders of restricted stock have the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. All such dividends and distributions shall be held back by the Company and shall be subject to the same restrictions on transferability, vesting and forfeit-ability as the shares of restricted stock with respect to which they were paid. If for any reason the restrictions imposed by the Administrator are not met on the date set forth in the Award Agreement, the restricted stock for which restrictions have not lapsed shall automatically be forfeited by the participant and shall again be available for grant under this Plan.
Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess, if any, of (i) the fair market value per share of common stock on the date of exercise over (ii) the fair market value per share of common stock on the date of grant. The Administrator may provide that the excess may not exceed a specified amount. Stock appreciation rights may be payable in cash, shares of common stock, or a combination thereof. The Administrator shall determine, at the date of grant, the number of shares of common stock to which the stock appreciation right applies, the time or times at which and the circumstances under which a stock appreciation right may vest and be exercised, the term of the stock appreciation right, subject to a ten year maximum term, and such other terms and conditions as the Administrator may determine. To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Administrator.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Performance Shares and Performance Units. Performance shares and performance units may be granted pursuant to performance share Award or performance unit Award at any time and shall be determined by the Administrator in its sole discretion. In the case of a performance share, a share will be issued pursuant to the award agreement. A performance unit is an unfunded and unsecured promise to deliver shares, cash or other securities equal to the value set forth in the award agreement. Each performance unit and performance share shall have an initial value established by the Administrator on or before the date of grant. Performance shares shall have an initial value equal to the fair market value of a share on the date of grant. The applicable award agreement will set forth performance goals and the extent to which those goals were met at the end of the performance period shall generally determine the payout or removal of restrictions. Performance units may be paid in cash, shares of common stock, or a combination of cash and stock. On a date set forth in the applicable award agreement, all unearned or unvested performance units and performance shares shall automatically be forfeited to the Company, and the shares subject to such awards (if any) shall again be available for grant under the Plan.
Performance goals may include, but are not limited to, the following: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on tangible assets; (x) return on investment; (xi) return on capital; (xii) return on equity; (xiii) return on invested capital; (xiv) return on capital employed; (xv) economic value added; (xvi) gross margin; (xvii) net income; (xviii) pretax earnings; (xix) pretax earnings before interest; (xx) pretax earnings before interest, taxes, depreciation and amortization; (xxi) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxii) operating income; (xxiii) total stockholder return; (xxiv) debt reduction; (xxv) successful completion of an acquisition, initial public offering, private placement of equity or debt; (xxvi) reduction of expenses; or (xxvii) any combination or of a specified increase, decrease or change, as applicable, in any of the foregoing. The Administrator may set performance goals based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.
Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Administrator, to receive upon vesting, the value of the number of notional shares vested. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. The holder of a restricted stock unit Award shall have no rights of a stockholder and shall have no voting rights with respect to any restricted stock unit Award. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination thereof. The Administrator has the authority to determine the periods of restriction, the amount payable under the award, and any other terms and conditions consistent with the Plan.
Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside of the Plan. At the Administrator’s discretion, other stock-based awards may be payable in cash. The Administrator has the authority and discretion to determine the terms and conditions, if any, of other stock-based awards, including any dividend or voting rights.
We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Administrator may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by, among other ways, (a) tender of a cash payment to us or (b) withholding of cash payable or of shares of common stock otherwise issuable under an Award.
Amendment of Awards
The Administrator may amend an Award; provided, however, except in the case of a change of control, no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect or other than an amendment necessary in order

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
for the Awards to meet the requirements of the Code or other applicable laws or to prevent adverse tax consequences to participants.
Clawback
All compensation and Awards payable or paid under the Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of any clawback policy implemented by the Company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.
Term of the Plan
The Board originally approved the Plan to be effective on March 16, 2018 (the “Effective Date”), subject to the Company’s stockholders approving the Plan not more than one year after the date of the Plan’s adoption by the Board. The Company’s stockholders approved the Plan on April 27, 2018. The Plan was further amended effective as of May 24, 2019, June 3, 2021 and June 7, 2023. The Plan shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier pursuant to the terms of the Plan.
Term of Awards
The term of each Award shall be for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).
Change of Control
Unless otherwise provided in an Award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets, or liquidations), the Board may, but is not required to, take any one or more of the following actions with respect to Awards: (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter, and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board; (iii) cause any acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the Plan; and (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.
The Board will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award that is not a stock option or restricted stock, and (ii) in the case of a stock option, stock appreciation right or restricted stock, the excess of the market value per share (as defined in the Plan) over the option price (in the case of an option), exercise price (in the case of a stock appreciation right) or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested. If an Award is a stock option or stock appreciation right and no cash value exists with respect thereto, then such cash-out shall be effectuated with no cash (or other) payment to the party holding such Award.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Summary of Certain Federal Income Tax Considerations
The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, employment, foreign or other taxes.
Status of Stock Options. Stock options granted under the Plan may be either incentive stock options or non-qualified options. Under certain circumstances, an incentive stock option may be treated as a non-qualified option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified option.
Non-qualified Options. Generally, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.
Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant or exercise of an incentive stock option. The option holder will recognize no ordinary income for federal income tax purposes upon disposition of stock acquired pursuant to the exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of shares of common stock following expiration of the Holding Period, we would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.
If, however, an option holder disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange, gift or a transfer of

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
legal title, but does not include certain other transfers, such as by reason of death or a pledge or an exchange of shares described in Section 424(c) of the Code.
Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).
Stock Appreciation Rights. Upon the exercise of a stock appreciation right, if shares are received in settlement of the stock appreciation right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise. If a participant receives cash upon the exercise of a stock appreciation right, the amount of cash received is recognized as income for federal income tax purposes at the time of exercise.
Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the stock vests (an amount equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and the participant is not taxed, nor do we receive any deduction, upon vesting of the shares.
When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).
Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, upon vesting (or potentially settlement, depending upon how the restricted stock unit is structured), the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant.
Other Tax Considerations
In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change of control, could be nondeductible to us and subject to an additional 20% tax to the participant. Awards under the Plan that are made, vest, or become payable in connection with a change of control may be required to be taken into account in determining whether these penalties apply.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant if not compliant with Section 409A of the Code. The Administrator intends to design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local, or foreign tax treatment will (or will not) apply or be available to any participant with respect to any Award.
Inapplicability of ERISA
Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state, or local tax treatment will (or will not) apply or be available to any person who participates or is eligible to participate in the Plan.
Vote Required
The approval of this Item 4 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this item. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 4 TO APPROVE THE AMENDMENT TO THE FLOTEK INDUSTRIES, INC. 2018 LONG-TERM INCENTIVE PLAN.

Other Matters
OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.
Stockholder Communications
Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. All such communications received from stockholders are sent directly to Board members.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. Based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2023 fiscal year, except for one Form 4 for ProFrac Holding Corp., which was filed on March 2, 2023 and reported three transactions, one Form 4 for Mr. Wilks, which was filed on June 14, 2023 and reported one transaction, and four Form 4s for Dr. Ezell, which were filed on March 10, 2023, March 21, 2023, April 21, 2023 and June 20, 2023 and reported one, three, three and three transactions, respectively.
Copy of the Company’s 2023 Annual Report on Form 10-K
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to a shareholder upon the written request of such person addressed by mail to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attention: Corporate Secretary or by email to ir@flotekind.com. In addition, a copy of the 2023 Annual Report is available on our website under Investor Relations at https://www.flotekind.com/stock-information/#sec.
Householding of Proxy Materials
The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.
A number of brokerage firms have instituted householding. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and would like to receive only one, please notify your broker, bank or other nominee if you are a beneficial shareholder or notify us if you are a shareholder of record. Shareholders of record can notify us by sending a written request to

Other Matters
5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attn: Corporate Secretary, or by calling (713) 849-9911, and we will promptly deliver any additional proxy materials requested.
Important Dates for 2025 Annual Meeting
Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the 2025 annual meeting is changed by more than 30 days from the date of the 2024 annual meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the 2025 annual meeting will be December 25, 2024. Shareholder proposals to be presented in person at the 2025 annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company on or after February 5, 2025 but no later than March 7, 2025; provided, however, that if the date of the 2025 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2024 annual meeting, notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2025 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of 2025 annual meeting was first made. Sections 13–15 of Article II of the Second Amended and Restated Bylaws of the Company sets out detailed procedures for shareholder proposals and shareholder proposed director candidates. In addition to satisfying the requirements of our Second Amended and Restated Bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Appendix A
Appendix A

AMENDMENT TO FLOTEK INDUSTRIES, INC.
2018 LONG-TERM INCENTIVE PLAN
Whereas, Flotek Industries, Inc., a Delaware corporation (the “Company”), sponsors the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “Plan”);
Whereas, all capitalized terms not defined herein shall have the meanings as set forth in the Plan;
Whereas, the Company desires to amend the Plan effective as of the date hereof, June 5, 2024, to increase the number of Shares available for issuance under the Plan by 500,000 from 1,916,667 to 2,416,667, subject to the approval of the Company’s stockholders at the 2024 Annual Meeting of Stockholders; provided that if such stockholder approval is not obtained such amendment to increase the Shares available under the Plan shall be void; and
Whereas, the Compensation Committee of the Board of Directors of the Company previously authorized the amendment of the Plan to reflect the adjustments required by Section 15 of the Plan in connection with the 1-for-6 reverse split of Shares (the “Reverse Stock Split”), effective September 25, 2023.
Now therefore the Plan is hereby amended as follows:
1.Section 3(a) shall be amended to increase the number of Shares available for issuance under the Plan by 500,000 from 1,916,667 to 2,416,667 and to reflect Reverse Stock Split such that the first sentence of Section 3(a) shall be amended in its entirety as follows:
“Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is 2,416,667 Shares, all of which may be issued as Incentive Stock Options.”
2.Section 3(d) of the Plan shall be amended to reflect the stock split adjustments so that all references to “1,000,000” Shares therein shall be “166,667” Shares.

i

Appendix A
FLOTEK INDUSTRIES, INC.
2018 LONG-TERM INCENTIVE PLAN

1.Purpose of this Plan. The purpose of this Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Non-Employee Directors and Consultants, and (iii) promote the success of the Company’s business interests. This Plan permits the grant of Incentive Stock Options, Non-Qualified Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units, and Other Stock‑Based Awards.

2.Definitions. As used in this Plan, the following definitions shall apply:

a.“Administrator” means the Board or any of its Committees that shall be administering this Plan, in accordance with Section 4 of this Plan. Except as otherwise determined by the Board, the Compensation Committee shall be the Administrator.

b.“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Administrator, (ii) any trades or businesses, whether or not incorporated, which are members of controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company, or (iii) any other entity, approved as an Affiliate by the Administrator, in which the Company or any of its other Affiliates has a material equity interest; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to Non-Qualified Options and Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

c.“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under this Plan.

d.“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-Qualified Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units, and Other Stock‑Based Awards.

e.“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award. An Award Agreement is subject to the terms and conditions of this Plan.

Appendix A
f.“Awarded Stock” means the Common Stock subject to an Award.

g.“Board” means the Board of Directors of the Company.

h.“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option, Stock Appreciation Right or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option or Stock Appreciation Right, the excess, if any, of the Fair Market Value per Share over the exercise price or strike price, respectively, or (B) in the case of an Award of Restricted Stock, the Fair Market Value per Share of Restricted Stock, multiplied by the number of Shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

i.“Cause”, unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) the Participant‘s continued failure to substantially perform one or more of his or her essential duties and obligations to the Company (other than any such failure resulting from a Disability) which, to the extent such failure is remediable, the Participant fails to remedy in a reasonable period of time (not to exceed 30 days) after receipt of written notice from the Company; (ii) the Participant’s refusal or failure to comply with the reasonable and legal directives of the Board after written notice from the Board describing the Participant’s failure to comply and, if such failure is remediable, the Participant’s failure to remedy same within 10 days of receiving written notice; (iii) any act of personal dishonesty, fraud or misrepresentation taken by the Participant which was intended to result in substantial gain or personal enrichment of the employee at the expense of the Company; (iv) the Participant’s violation of a federal or state law or regulation applicable to the Company’s business which violation was or is reasonably likely to be materially injurious to the Company; (v) the Participant’s conviction of, or plea of nolo contendere or guilty to, a felony under the laws of the United States or any State that is reasonably likely to be materially injurious to the Company; (vi) the Participant’s abuse of drugs, other narcotics or alcohol during working hours or where such abuse (whenever occurring) impacts on the Participant’s service to the Company; (vii) the Participant’s breach of any of his or her material obligations under any written agreement with the Company (including without limitation his or her employment agreement, if any, and any proprietary information and inventions assignment agreement with the Company); or (viii) the Participant’s violation of a material policy of the Company which, to the extent such failure is remediable, the Participant fails to remedy in a reasonable period of time (not to exceed 30 days) after receipt of written notice from the Company. The Administrator shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Administrator’s determinations are conclusive and binding on all persons for all purposes of the Plan.

j.“Change of Control” shall be deemed to have occurred upon any of the following events:

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i.any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any Affiliate of the Company, (4) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (5) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;
ii.the consummation of any merger, organization, business combination, or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination, or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination, or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;
iii.the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;
iv.the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
v.the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Change of Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change of Control” herein shall mean, but only with respect to the income so affected, a transaction, circumstance, or event that constitutes a “Change of Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treas. Reg. §1.409A-3(i)(5).

Appendix A
k.“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be deemed a reference to any successor or amended section of the Code.

l.“Committee” means a committee of Directors or other individuals that satisfies Applicable Laws and was appointed by the Board in accordance with Section 4 of this Plan. Except as otherwise determined by the Board, “Committee” shall mean the Compensation Committee.

m.“Common Stock” means the common stock, $0.0001 par value per Share, of the Company.

n.“Company” means Flotek Industries, Inc., a Delaware corporation, and any successor to thereto.

o.“Compensation Committee” means the Compensation Committee of the Board; provided, however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Compensation Committee”) of two or more members of the Board, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

p.“Consultant” means any natural person, including an advisor (but excluding a Director), engaged by the Company or an Affiliate thereof to render services to such entity as a consultant or independent contractor.

q.“Director” means a member of the Board.

r.“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his or her guardian) and the Company, provided that if the Employee or Non-Employee Director (or his or her guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his or her guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding, and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within
v

Appendix A
the meaning of Treas. Reg. §1.409A-3(i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, determined in accordance with Sections 22(e)(3) and 422(c) of the Code.

s.“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.

t.“Dividend Equivalent” means a notional credit, made at the sole discretion of the Administrator, to a bookkeeping account with respect to a Participant in an amount equal to the value of dividends paid on one Share for each Share subject to an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right. Additionally, Dividend Equivalents shall be subject to the same restrictions on transferability, vesting and forfeitability as the Award with respect to which they are credited. Dividend Equivalents will be granted only if a grant thereof is explicitly made in the applicable Award Agreement.

u.“Effective Date” means March 16, 2018, the date this Plan was adopted by the Board. The effectiveness of this Plan is contingent upon its approval by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board.

v.“Employee” means any natural person employed by the Company or any Affiliate thereof. Neither service as a Director only nor payment of a director’s fee by the Company or any Affiliate thereof shall be sufficient to constitute “employment” for purposes of the Plan.

w.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

x.“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
i.If the Common Stock is listed on any established stock exchange or a national market system, or if the Common Stock is regularly quoted by a recognized securities dealer, the Fair Market Value shall be the closing price of the Common Stock on such exchange or system for the Common Stock for the day of

Appendix A
determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
ii.In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator by a reasonable application of a reasonable valuation method.

Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

y.“Forfeit” and variations thereof (whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse, or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

z.“Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

aa.“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

bb. “Non-Employee Director” means a Director who is neither an Employee nor a Consultant.

cc. “Non-Qualified Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

dd. “Option” means an Incentive Stock Option or a Non-Qualified Option to purchase Common Stock granted pursuant to this Plan.

ee. “Other Stock-Based Awards” means any other awards not specifically described in this Plan that are payable by delivery of Shares or valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12 of this Plan.

ff. “Participant” means a Service Provider who has been granted and holds an outstanding Award under this Plan or, if applicable, such other person who holds an outstanding Award.

gg. “Performance Goals” means goals which have been established by the Administrator in connection with an Award and are based on one or more criteria, including, but not limited to, the following: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on tangible assets; (x) return on

Appendix A
investment; (xi) return on capital; (xii) return on equity; (xiii) return on invested capital; (xiv) return on capital employed; (xv) economic value added; (xvi) gross margin; (xvii) net income; (xviii) pretax earnings; (xix) pretax earnings before interest; (xx) pretax earnings before interest, taxes, depreciation and amortization; (xxi) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxii) operating income; (xxiii) total stockholder return; (xiv) debt reduction; (xv) successful completion of an acquisition, initial public offering, private placement of equity or debt; (xvi) reduction of expenses; or (xvii) any combination or of a specified increase, decrease or change, as applicable, in any of the foregoing.

hh. “Performance Period” means the time period during which the Performance Goals must be met.

ii. “Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of this Plan.

jj. "Performance Unit” means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

kk. “Plan” means this Flotek Industries, Inc. 2018 Long-Term Incentive Plan. In accordance with Section 17, this Plan became effective on the Effective Date, subject to the Company’s stockholders approving this Plan not more than one year after the date of this Plan’s adoption by the Board.

ll. “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of this Plan.

mm.“Restricted Stock Unit” means, pursuant to Section 11 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, as applicable, or as otherwise set forth in the Award Agreement.

nn. “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to this Plan.

oo. “Securities Act” means the Securities Act of 1933, as amended.

pp. “Service Provider” means an Employee, Non-Employee Director or Consultant.

qq. “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of this Plan.

rr. “Stock Appreciation Right” means, pursuant to Section 9 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the excess, if any, of the Fair Market Value of a Share as of the date such Stock Appreciation

Appendix A
Right is exercised over the Fair Market Value of a Share as of the date such Stock Appreciation Right was granted, or as otherwise set forth in the Award Agreement.

ss. “Termination” and variations thereof (whether or not capitalized) means, with respect to a Service Provider’s service to the Company or its Affiliates, the end of the Participant’s employment, status as a Non-Employee Director, or engagement or relationship as a Consultant, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance, or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

tt. “Vest,” “vesting”, and variations thereof (whether or not capitalized), means with respect to an Award, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award.

3.Stock Subject to this Plan.

a.Stock Subject to this Plan. Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is 2,416,667 Shares, all of which may be issued pursuant to Incentive Stock Options. The Shares to be delivered under the Plan shall be fully paid and non-assessable and may be made available from authorized but unissued Shares, treasury stock, or Shares acquired in the open market.

b.Share Usage. In the event that an Award is granted that, pursuant to the terms of the Award Agreement, cannot be settled in Shares, the aggregate number of Shares that may be made the subject of Awards under the Plan shall not be reduced. Any Shares related to an Award granted under the Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares shall again be available for Awards under the Plan. Any Shares tendered or repurchased (i) to pay the exercise price of an Option granted under the Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the Plan, shall not become available again for grant under the Plan. The full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the aggregate number of Shares that may be made subject to Awards under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights.

Appendix A

c.Share Reserve. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

d.Certain Limitations on Awards. The maximum number of Shares subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 166,667 shares. The maximum number of Shares which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 166,667 Shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed the Fair Market Value (determined as of the date of vesting) of 166,667 Shares. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock-Based Awards under this Plan, (i) if the compensation under the Other Stock-Based Awards is denominated under the Award Agreement only in terms of Shares or a multiple of the Fair Market Value per Share, shall not exceed the Fair Market Value (determined as of the date of vesting) of 166,667 Shares; or (ii) in all other cases, shall not exceed $10,000,000. The maximum number of Shares which may be subject to Awards of Performance Shares made to any one Participant pursuant to this Plan in any calendar year shall be 166,667 Shares. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards of Performance Units shall not exceed $10,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 15(a).

4.Administration of this Plan.

a.Procedure.

i.Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.
ii.Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3, then it shall be structured to satisfy the requirements for exemption under Rule 16b-3.
iii.Other Administration. Other than as provided herein, this Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws. Except as otherwise determined by the Board, the Compensation Committee shall be the Administrator.

b.Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion to:

i.determine who are Service Providers;
ii.determine the Fair Market Value of Awards;
iii.select the Service Providers to whom Awards may be granted under this Plan;
x

Appendix A
iv.determine the number of Shares to be covered by each Award granted under this Plan;
v.determine when Awards are to be granted under this Plan and the applicable date of grant;
vi.approve forms of Award Agreements for use under this Plan;
vii.determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to the provisions of Section 6), and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
viii.construe and interpret the terms of this Plan, Award Agreements and Awards granted pursuant to this Plan;
ix.prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans;
x.amend the terms of any outstanding Award Agreement or Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Non-Qualified Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;
xi.allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld based on any amount up to the minimum supplemental income tax rate in the applicable jurisdiction. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
xii.authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xiii.allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;
xiv.determine whether Awards shall be settled in Shares, cash or in a combination thereof;
xv.determine whether Awards shall be adjusted for dividends or Dividend Equivalents, provided, however, that to the extent an Award is to be settled in Shares, any dividends or Dividend Equivalents shall not be issued or granted

Appendix A
with respect to unvested Awards, and instead shall be held (or, in the case of Dividend Equivalents, credited to a notional bookkeeping account for the benefit of the Participant) by the Company and delivered to the Participant, if at all, only upon such Award becoming vested or settled, as applicable;
xvi.create Other Stock-Based Awards for issuance under this Plan;
xvii.impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;
xviii.establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;
xix.to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan, any Award Agreement and any other instrument or agreement relating to an Award; and
xx.make all other determinations that the Administrator deems necessary or advisable for administering this Plan.

The express grant in this Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board. To the extent the Compensation Committee serves as the Administrator with respect to grants of Awards, no member of the Compensation Committee shall vote or act upon any matter relating solely to himself/herself; grants of Awards to members of the Compensation Committee must be ratified by the Board.

c.Prohibition on Repricing of Options and Stock Appreciation Rights. Notwithstanding anything in this Plan to the contrary, no repricing of Options or Stock Appreciation Rights may be effectuated without the prior approval of the Company’s stockholders; provided, however, that the foregoing prohibition shall not apply to the extent an adjustment is required under Section 15. The exercise price of Options or Stock Appreciation Rights may not be reduced and Options or Stock Appreciation Rights may not be cancelled in exchange for other awards, or cancelled in exchange for Options or Stock Appreciation Rights having a lower exercise price, or cancelled in exchange for cash, without stockholder approval; provided, however, that the foregoing prohibitions shall not apply to the extent an adjustment is required under Section 15.

d.Effect of Administrator’s Decision. The Administrator’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in this Plan.

Appendix A
e.Indemnification. The Company shall, to the maximum extent permitted by law, defend and indemnify members of the Board, each Committee, the Administrator, officers and Employees of the Company or of an Affiliate thereof to whom authority to act for the Board, each Committee, the Administrator or the Company is delegated (“Indemnitees”) against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent it is determined in such Claim that such person did not in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.

5.Eligibility. With the exception of Incentive Stock Options, Awards may be granted to Employees, Non-Employee Directors and Consultants. Incentive Stock Options may be granted only to Employees.

6.Minimum Vesting Requirement. Except as permitted under the Carve-Out Exception (defined below), all Awards shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that for purposes of Awards granted to Non-Employee Directors, “one year” may mean the approximately one-year period from one regular annual stockholder meeting to the immediately following regular annual stockholder meeting, as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the Share reserve as initially set forth in Section 3(a) (such 5% being referred to herein as the “Carve-Out Exception”) or (ii) to the vesting of an Award that is accelerated as a result of a Change of Control or termination of the Participant due to his or her death or Disability, in all cases under terms consistent with this Plan. To the extent Section 3(a) is amended to increase the number of Shares reserved therein, then 5% of the Shares subject to such increase shall be added to, and increase, the number of Shares subject to the Carve-Out Exception.

7.Options.

a.Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

Appendix A
b.Option Agreement. Each Award of an Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

c.Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the maximum term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the maximum term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement. Unless set forth otherwise in the Award Agreement, a Non-Qualified Option shall have a maximum term of 10 years. In no event shall a Non-Qualified Option have a maximum term longer than 10 years.

d.$100,000 Limitation for Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this Section 7(d), Incentive Stock Options shall be taken into account in the order in which granted. The Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares are granted.

e.Option Exercise Price and Consideration.

i.Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator, subject to the following:
1.In the case of an Incentive Stock Option:
A.granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
B.granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.
2.In the case of a Non-Qualified Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than the Fair Market Value per Share on the date of grant.

Appendix A
3.Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
ii.Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. Subject to the provisions of Section 6, the Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.

f.Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Consideration, to the extent permitted by Applicable Laws, for exercising an Option may consist entirely of:

i.cash;
ii.check acceptable to the Company;
iii.in the discretion of the Administrator, other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences;
iv.in the discretion of the Administrator, consideration received by the Company under a cashless exercise or net exercise program implemented by the Company in connection with this Plan;
v.in the discretion of the Administrator, any combination of the foregoing methods of payment; or
vi.in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

g.Exercise of Option.

i.Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall

Appendix A
issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of this Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option by the number of Shares as to which the Option is exercised.
ii.Termination of Relationship as a Service Provider (Other Than Death or Disability). If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider, the vested portion of such Option shall be exercisable for 3 months following his or her ceasing to be a Service Provider (other than upon the Participant’s death or Disability) (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider (other than upon the Participant’s death or Disability), then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the applicable time period, then immediately thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
iii.Disability of Participant. If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the maximum term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option shall be exercisable for 12 months following the Participant ceasing to be a Service Provider as a result of his or her Disability (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the applicable time period, then immediately

Appendix A
thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.
iv.Death of Participant. If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death; provided that such designation must be in a form acceptable to and accepted by the Administrator. If the Participant designates his or her spouse as the beneficiary for purposes of this Section 7(g)(iv) and the Participant ceases to be married to such individual, then such beneficiary designation shall be deemed revoked and of no force or effect as of the date of the termination of such marriage. If no beneficiary has been designated by the Participant (or no proper beneficiary designation is in place), then the vested portion of the Option may be exercised, as applicable, by the personal representative of the Participant’s estate or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised following a Participant’s death, the vested portion of such Option shall be exercisable for 12 months following his or her death (but in no event later than the expiration of the maximum term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of his or her death, then immediately thereafter, the Participant shall immediately forfeit the unvested portion or his or her Option and the Shares covered by the unvested portion of the Option shall again be available for grant under this Plan as set forth in Section 3. Additionally, if the Participant’s beneficiary, personal representative or permitted transferee does not exercise the Option as to all of the vested Shares within the applicable time period, then immediately thereafter, the Option shall automatically terminate and the Shares covered by the unexercised portion of the Option shall again be available for grant under this Plan as set forth in Section 3.

h.Notification of Disqualifying Disposition. Any Employee who receives an Incentive Stock Option shall be required to notify the Administrator in writing, within ten days of a Disqualifying Disposition, of such Disqualifying Disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option.

8.Restricted Stock.

a.Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

Appendix A
b.Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

c.Removal of Restrictions. Subject to the provisions of Section 6, the Administrator may, in its sole discretion, accelerate the time at which any restrictions shall lapse or be removed.

d.Voting Rights. Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

e.Dividends and Other Distributions. Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares. All such dividends and distributions shall be held back by the Company and shall be subject to the same restrictions on transferability, vesting and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

f.Return of Restricted Stock to Company. If Shares of Restricted Stock do not vest in accordance with the Plan and the Award Agreement, then such Restricted Stock shall automatically be forfeited by the Participant and shall again be available for grant under this Plan as set forth in Section 3.

9.Stock Appreciation Rights.

a.Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, a Stock Appreciation Right may be granted to a Service Provider at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider. Subject to the provisions of Section 6, the Administrator shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan, including the sole discretion to accelerate exercisability at any time, provided, however, that the per Share strike price that will determine the amount of the payment the Company receives upon exercise of a Stock Appreciation Right shall not be less than the Fair Market Value per Share on the date of grant.

b.Stock Appreciation Right Agreement. Each Stock Appreciation Right grant shall be evidenced by an Award Agreement that shall specify the strike price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

c.Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under this Plan shall expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; provided, however, no Stock Appreciation Right shall be exercisable later than 10 years after the date of grant. Notwithstanding the foregoing,

Appendix A
the rules of Sections 7(g)(i), to the extent applicable, 7(g)(ii), 7(g)(iii) and 7(g)(iv) shall also apply to Stock Appreciation Rights.

d.Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i.The excess, if any, of the Fair Market Value of a Share on the date of exercise over the strike price; times
ii.The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination thereof.

10.Performance Units and Performance Shares.

a.Grant of Performance Units and Performance Shares. Subject to the terms and conditions of this Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.

b.Value of Performance Units and Performance Shares. Each Performance Unit and Performance Share shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

c.Performance Goals and Other Terms. The Administrator shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator in its sole discretion shall determine. The Administrator may set Performance Goals based upon the achievement of Company‑wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.

d.Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive settlement or removal of restrictions, as applicable, with respect to the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

Appendix A
e.Form and Timing of Payment of Performance Units and Performance Shares. Payment or removal of restrictions, as applicable, of earned Performance Units and earned Performance Shares, if any, shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.

f.Cancellation of Performance Units or Performance Shares. If Performance Units or Performance Shares do not vest in accordance with the Plan and the Award Agreement, then such Performance Units or Performance Shares shall automatically be forfeited, and the Shares subject to such Awards shall again be available for grant under this Plan as set forth in Section 3.

11.Restricted Stock Units.

a.Grant of Restricted Stock Units. Subject to the terms and conditions of this Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion.

b.Restricted Stock Unit Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

c.Holder’s Rights as Stockholder. The holder of a Restricted Stock Unit Award shall have no rights of a stockholder with respect to the Restricted Stock Unit Award. A holder shall have no voting rights with respect to any Restricted Stock Unit Award.

d.Form and Timing of Payment of Restricted Stock Units. Payment of earned Restricted Stock Units shall be made upon vesting (or as soon as practicable thereafter) or on the settlement date set forth in the Award Agreement, as applicable. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units) or in a combination of cash and Shares.

e.Cancellation of Restricted Stock Units. If Restricted Stock Units do not vest in accordance with the Plan and the Award Agreement, then such Restricted Stock Units shall automatically be forfeited, and the Shares subject to such Awards shall again be available for grant under this Plan as set forth in Section 3.

12.Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other

Appendix A
Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award shall be paid in cash.

13.Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate thereof. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Option.

14.Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

15.Adjustments; Change of Control.

a.Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non‑recurring dividends or distributions, recapitalization, merger, consolidation, spin‑off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in Sections 3 and 6 of this Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

b.Change of Control.

i.In General. Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:
1.the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time

Appendix A
on or before a specified date fixed by the Board, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;
2.the Board may waive, alter, and/or amend the Performance Goals and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the period during which the Award is subject to forfeiture and/or is not exercisable or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;
3.the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquiror’s stock;
4.the Board may terminate the Plan; and
5.the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

Notwithstanding the above provisions of this Section 15(b), the Board shall not be required to take any action described in the preceding provisions of this Section 15(b), and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 15(b) shall be final, binding and conclusive with respect to the Company and all other interested persons.

ii.Right to Cash-Out. The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 15(b)(ii) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld. If an Award is an Option or Stock Appreciation Right and no Cash Value exists with respect thereto, then such cash-out shall be effectuated with no cash (or other) payment to the Participant holding such Award.

c.Company Rights Regarding Transactions. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting Shares or Share rights, the dissolution or liquidation of the Company, any

Appendix A
sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

16.Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17.Board and Stockholder Approval; Term of Plan. The Board approved this Plan to be effective on the Effective Date, subject to the Company’s stockholders approving this Plan not more than one year after the date of this Plan’s adoption by the Board. This Plan shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier under Section 19 of this Plan. No Award shall be granted under the Plan prior to the date on which the Plan is so approved by the Company’s stockholders, unless its grant, vesting and settlement are conditioned upon the approval of the Plan by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board. If the Plan is not approved by the Company’s stockholders not more than one year after the date of this Plan’s adoption by the Board, all Awards, if any, granted under the Plan shall be immediately and automatically cancelled and terminated without any action required by the Company, the Board or the Administrator and without any payment or consideration with respect thereto. If the Plan is timely approved by the Company’s stockholders and becomes effective, neither Awards properly granted under the Plan nor the authority of the Board or the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall terminate by reason of the expiration of the term of the Plan.

18.Term of Awards. The term of each Award shall be for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

19.Amendment and Termination of this Plan; Amendment of Awards.

a.Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

b.Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

c.Effect of Amendment or Termination. Except as provided in Section 15(b), no amendment, alteration, suspension, or termination of this Plan shall materially or adversely impair the rights of any Participant (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other Applicable Laws, or to prevent adverse tax consequences to the participants), unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers

Appendix A
granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination.

d.Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Non-Qualified Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code.

e.Conflict Between Plan and Award Agreements. In the event of a conflict or inconsistency between the terms of the Plan and the terms of any Award Agreement, the terms of the Plan shall control.

20.Conditions upon Issuance of Shares.

a.Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws.

b.Tax Withholding. No Shares or other remuneration shall be delivered under this Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of all applicable non-U.S., U.S.-federal, U.S.-state, and local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise, vesting or settlement, as applicable, of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of up to the whole number of Shares covered by the Award sufficient to satisfy the withholding obligations incident to the exercise or vesting of an Award based on the minimum supplemental rate in the applicable jurisdiction.

21.Severability. Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

22.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Appendix A

23.No Rights to Awards. No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to this Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

24.No Stockholder Rights. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

25.Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

26.Governing Law. This Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Delaware, without regard to choice of law principles that direct the application of the laws of another state.

27.No Effect on Terms of Employment, Directorship or Consulting Relationship. This Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his or her right or the right of the Company or any Affiliate thereof to terminate the Participant’s service at any time, with or without cause, and with or without notice.

28.Unfunded Obligation. This Section 28 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to this Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Affiliate thereof shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Affiliate thereof and the Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or any Affiliate thereof. The Participants shall have no claim against the Company or any Affiliate thereof for any changes in the value of any assets that may be invested or reinvested by the Company with respect to this Plan.

29.Section 409A. Awards under the Plan are intended either to provide compensation that is exempt from Section 409A of the Code, or that satisfies the requirements of Section 409A of the Code, and the Plan and all Awards shall be construed and interpreted accordingly. If and to the extent any amount of compensation under an Award is determined by the Administrator to constitute deferred compensation that is not exempt from Section 409A of the Code and that is to be paid, settled or provided by reason of a Participant’s termination of employment, then (a) such compensation shall be paid, settled or provided by reason of a Participant’s termination of employment only if that termination also constitutes a “separation from service” within the

Appendix A
meaning of that term under Section 409A of the Code, and (b) if the Participant is determined by the Administrator to be a “specified employee” within the meaning of Section 409A of Code, all payments or provisions compensation that would otherwise be paid, settled or provided before the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death) shall be withheld and accumulated and paid or provided without interest on or as soon as practicable after the first day of the seventh calendar month beginning after the date the Participant’s separation from service (or, if earlier, the Participant’s date of death). Each payment or provision of compensation under an Award shall be treated as a separate payment for purposes of Section 409A of the Code. References to termination of employment and similar concepts in the Plan and Awards Agreements shall be interpreted and applied in accordance with the foregoing provisions. In the case of any Award intended to be exempt from Section 409A of the Code, if the time of distribution or settlement thereof is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such Award vested or the risk of forfeiture with respect thereto lapsed.

30.No Guarantee of Tax Consequences. The Participant shall be solely responsible for and liable for any and all tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan and the grant, vesting, payment or settlement of any Award hereunder. None of the Board, the Company or the Administrator makes any commitment or guarantee that any federal, state, local or other tax treatment will (or will not) apply or be available to any person participating or eligible to participate hereunder and assumes no responsibility or liability whatsoever for the tax consequences to the Participants.

31.Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.

32.Compensation Recoupment. All compensation and Awards payable or paid under this Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of any clawback policy implemented by the Company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other clawback provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

33.Lock-Up Agreement. In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Administrator shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred

Appendix A
eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

34.Stockholder Agreements/Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Administrator may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Administrator may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

Important Notice Regarding the Availability of Proxy

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V30934-P06896

PROXY
FLOTEK INDUSTRIES, INC.
2024 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 5, 2024

The undersigned shareholder of FLOTEK INDUSTRIES, INC. (the "Company") hereby appoints Bond Clement, Chief Financial Officer of the Company, and Amy Blakeway, Senior Vice President, General Counsel of the Company, and each of them, as proxyholders and attorneys-in-fact for and on his, her or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on June 5, 2024 at 10:00 AM Central Time at the Company's headquarters, located at 5775 North Sam Houston Pkwy West, Suite 400, Houston, TX 77086 and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.

This proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the proxyholder's discretion on any other matters that are properly presented at the Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy

FLOTEK INDUSTRIES, INC.
ATTN: LEGAL DEPARTMENT
5775 NORTH SAM HOUSTON PKWY WEST, SUITE 400
HOUSTON, TX 77086

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 4, 2024 for shares held directly and by 11:59 P.M. ET on June 2, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 4, 2024 for shares held directly and by 11:59 P.M. ET on June 2, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30933-P06896

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLOTEK INDUSTRIES, INC.

The Board of Directors recommends you vote FOR all of the nominees listed in item 1:

1. ITEM 1: Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Harsha V. Agadi	☐	☐	☐
1b. Ryan Ezell	☐	☐	☐
1c. Evan Farber	☐	☐	☐
1d. Michael Fucci	☐	☐	☐
1e. Lisa Mayr	☐	☐	☐
1f. David Nierenberg	☐	☐	☐
1g. Matt D. Wilks	☐	☐	☐

The Board of Directors recommends you vote FOR items 2, 3 and 4:	**For**	**Against**	**Abstain**
2. ITEM 2: Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. ITEM 3: Ratification of appointment of KPMG LLP as independent auditor for 2024.	☐	☐	☐
4. ITEM 4: Approval of amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date